Annual Report
Rainier Investment Management Mutual Funds

March 31, 2003
Rainier Investment Management Mutual Funds
601 Union Street, Suite 2801

Seattle, Washington 98101
TEL 800.248.6314 www.rainierfunds.com

LETTER TO SHAREHOLDERS .................................................   3
COMMENTS FROM INVESTMENT ADVISOR .......................................   4

PORTFOLIO INVESTMENT RETURNS
        SMALL/MID CAP EQUITY PORTFOLIO .................................   5
0        CORE EQUITY PORTFOLIO ..........................................   6
        GROWTH EQUITY PORTFOLIO ........................................   7
        BALANCED PORTFOLIO .............................................   8
        INTERMEDIATE FIXED INCOME PORTFOLIO ............................   9
SCHEDULES OF INVESTMENTS
        SMALL/MID CAP EQUITY PORTFOLIO .................................  10
        CORE EQUITY PORTFOLIO ..........................................  13
        GROWTH EQUITY PORTFOLIO ........................................  16
        BALANCED PORTFOLIO .............................................  18
        INTERMEDIATE FIXED INCOME PORTFOLIO ............................  22
STATEMENTS OF ASSETS AND LIABILITIES ...................................  24
STATEMENTS OF OPERATIONS ...............................................  25
STATEMENTS OF CHANGES IN NET ASSETS ....................................  26
FINANCIAL HIGHLIGHTS ...................................................  29
NOTES TO FINANCIAL STATEMENTS ..........................................  34
INDEPENDENT AUDITORS' REPORT ...........................................  39
DIRECTORY OF FUNDS' SERVICE PROVIDERS ..................................  39
INDEX DESCRIPTIONS .....................................................  40

                                     Rainier
                                   Investment
                               Management, Inc.(r)


                          601 Union Street, Suite 2801
                            Seattle, Washington 98101
                                  800.248.6314
                              www.rainierfunds.com


This report and the financial statements contained herein are provided for the general information of the shareholders of the Rainier Investment Management Mutual Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. For more information on any Fund, including charges and expenses, visit our web site or call the number above to receive a free prospectus. Read it carefully before you invest or send money.

LETTER TO SHAREHOLDERS

Dear Shareholders,

As Chairman of Rainier Investment Management Mutual Funds and a fellow shareholder, I'd like to express once again our appreciation for your valued investment in one of the five Portfolios covered in this report. If you are a new shareholder, welcome! This report, known as the Annual Report, contains audited financial statements for the fiscal year ending March 31, 2003. Also, you will see commentaries for each of the five Portfolios, which cover the last 12 months, followed by investment total returns. This Report also contains financial statements detailing the expenses and holdings of the Portfolios.

It is difficult, of course, to reflect upon the last 12 months without commenting on corporate scandals, geopolitical events and the continuation of the third-worst bear stock market in history: The scandals hurt market psychology severely since a market system simply cannot function if investors cannot trust the veracity of financial information. A historical strength of the United States suddenly became a shocking weakness. Fortunately, our government and investors in general reacted strongly and relatively quickly, and that sorry episode appears to be contained and behind us. Iraq and the related fear of terrorism also dominated much of the market's attention, and with an apparently successful war in Iraq, investors may finally be focusing on more fundamental issues again such as corporate profits and economic growth. Finally, the bear market roared through calendar year-end 2002 and registered severe equity losses for the year ending March 2003, with the S&P 500(r) down nearly 25% for the fiscal year. Few investors have ever seen such a difficult 12 months, particularly following prior year losses.

On the principal preservation side of the house the Rainier Intermediate Fixed Income produced positive returns of nearly 11% for the fiscal year. Investors who had forgotten the comfort of positive fixed-income returns for much of the bull market suddenly remembered why fixed-income diversification makes sense. Even the nearly 11% annual loss in the Rainier Balanced Portfolio felt a little better when viewed through the prism of 25% stock market losses.

Despite all that investors have endured, we continue to have basic confidence in our economic system and believe that the odds may finally be skewed toward positive developments to move stock prices higher. After aggressive cost cutting, many U.S. corporations are nicely leveraged to turn any revenue growth quickly into higher bottom line earnings, an important catalyst to share price growth. Thank you again for your investment in the Rainier Investment Management Mutual Funds. We appreciate your support and for equity investors, your supreme patience.

                                      Sincerely,

                                      J. Glenn Haber
                                      Chairman
                                      Rainier Investment Management Mutual Funds

Past performance is not predictive of future results.
Please see other sections of this report for important performance information.

                        COMMENTS FROM INVESTMENT ADVISOR

About the Advisor: The Investment Advisor to the Funds is Rainier Investment Management, Inc.(r)(RIM) located in Seattle, Washington. RIM -manages $3.6 billion of discretionary assets for primarily institutional clients.

EQUITY COMMENTS

Investors encountered an inhospitable environment for stocks in the 12 months ending March 31, 2003. Scandals roiled the markets, corporate earnings came under unprecedented scrutiny and the country went to war in Iraq. Staying invested in the stock market made many investors feel foolish, wondering if it wouldn't be better to stay on the sidelines until everything settled down. For those of you who rode through the storm, we commend you for your intestinal and intellectual fortitude. We believe the outlook for the equity markets is beginning to stabilize, and that the worst of the downturn is behind us.

In our Annual Report last year, we stated "improvement in economic growth will translate into improved earnings in the quarters ahead." Earnings did improve, but not at the rate that we anticipated. Moreover, the quality of earnings was not as high as we expected, with many companies relying on cost cutting to achieve growth. While the lynchpin of the American economy-the consumer-remained resilient throughout the year, many companies that depend on corporate spending struggled to increase sales. While we do not know when corporate capital expenditures will accelerate, we do know that corporate America is very lean and that any improvement in top-line revenue will quickly translate into higher bottom-line earnings.

As difficult as market conditions were last year, we conclude by expressing confidence in our investment discipline of buying sound companies with excellent growth prospects at prices that make sense. The markets change, but our basic approach does not. We appreciate your support.

Daniel M. Brewer, CFA
Mark W. Broughton, CFA
Mark H. Dawson, CFA
James R. Margard, CFA
Peter M. Musser, CFA
David A. Veterane, CFA

FIXED-INCOME COMMENTS

The bond market turned in another strong year ending March 31, 2003, not only from an absolute basis of double-digit returns but also relative to alternative asset classes. Performance was healthy, although not always for the best reasons. Much of the year was caught up in geopolitical fears and intrigue, corporate malfeasance, accounting irregularities, record default rates, widespread credit downgrades and historically high liability and record low consumer confidence. Until the fourth fiscal quarter, there was a continual flight-to-quality movement within an already low interest rate environment and steep yield curve. As the year progressed and the equity market stumbled, there was a disconnect between credit fundamentals and market perception, and spreads widened severely between Treasuries and corporates. Although interest rates in general were down, many non-government bonds posted flat to negative short-term returns.

The fourth quarter started slowly, but then the Federal Reserve dropped the overnight lending rate by 50 basis points to 1.25% on November 6, and the market sentiment moved from risk aver-sion to demand for yield enhancement. Stocks had a great quarter and so did corporate bonds, as many investors either "overlooked" prior credit fears or felt that the worst was over. This comfort level extended throughout the first fiscal quarter of 2003. Corporate issuance has increased markedly to satiate the growing demand for incremental yield, but also to take advantage of a low interest rate borrowing environment.

Looking forward into 2003, we continue to feel optimistic that total positive returns in the bond market will remain viable. We do not anticipate the spectacular fireworks display of the last few years-but believe rates of return should continue to be positive and thus far, there is no moderation in the demand for certainty of income return and lower volatility.

Andrea L. Durbin, CFA
Patricia L. Frost
Michael E. Raney, CFA

                          PORTFOLIO INVESTMENT RETURNS

                         SMALL/MID CAP EQUITY PORTFOLIO

OBJECTIVE: The Small/Mid Cap Equity Portfolio seeks to provide investors with maximum long-term capital appreciation. The Investment Advisor constructs a diversified portfolio of small- and medium-capitalization common stocks.

COMMENTARY: Secondary stocks succumbed to the same pressures that afflicted all equities. The Small/Mid Cap Equity Portfolio declined 22.80%, modestly ahead of the benchmark Russell 2500(tm) Index decline of 24.00%. Consumer staples stocks, prized for their relative stability in a time of turmoil, performed well. Particular standouts included American Italian Pasta Co. and Constellation Brands, Inc. Finance shares were led by General Growth Properties and Simon Property Group, two REITs that performed well given their dependability and the strong fundamentals of retail properties. Energy stocks, where the Portfolio was modestly overweighted, benefited from rising oil and gas prices. While health-care stock performance was mixed, American Pharmaceutical Partners was a leading performer for the Portfolio. Over the year, technology stocks detracted the most from performance, still plagued by overcapacity and a lack of spending. After three years of outperformance, further relative gains by secondary stocks will be tougher to achieve. However, forecasted earnings growth remains higher for small- and mid-capitalization shares, while valuations are still at a modest discount.

COMPARISON OF CHANGE IN VALUE OF $10,000

                Small/Mid Cap   Russell 2500   Consumer Price
              Equity Portfolio     Index          Index
              ----------------  ------------    ---------

      5/10/94        10,000.00   10,000.00      10,000.00
      3/31/95        11,938.14   10,998.53      10,237.45
      3/31/96        16,519.00   14,278.57      10,563.09
      3/31/97        18,925.28   15,518.34      10,854.82
      3/31/98        28,138.22   22,014.26      11,004.07
      3/31/99        23,303.39   19,094.42      11,194.03
      3/31/00        33,878.73   27,393.76      11,614.65
      3/31/01        28,515.46   23,694.71      11,953.87
      3/31/02        32,029.79   27,241.08      12,130.26
      3/31/03        24,728.04   20,703.57      12,496.61


Total Returns
for Periods Ending March 31, 2003

                                                                                             Inception
                                                     6 Months   1 Year   3 Years*  5 Years*  to 3/31/03*
                                                     --------  --------  --------  --------  --------
Small/Mid Cap Equity Portfolio - Original Shares        2.32%   (22.80)%   (9.96)%   (2.55)%   10.71%
Small/Mid Cap Equity Portfolio - Institutional Shares   2.44    (22.64)    (9.75)    (2.33)    10.95
Russell 2500(tm) Index                                  2.27    (24.00)    (8.91)    (1.22)     8.52
Russell 2000(r) Index                                   1.39    (26.96)   (11.00)    (4.12)     6.02
Consumer Price Index                                    1.77      3.02      2.47      2.58      2.54

*Annualized returns. Inception date of Original Shares was 5/10/94 and Institutional Shares was 5/2/02. The performance figures for the Institutional Shares for periods prior to 5/2/02, represent the performance for Original Shares, which have been restated to reflect the elimination of 0.25% of 12b-1 fees.

See page 40 for index descriptions. Total return assumes reinvestment of dividends and distributions. Past performance is not -predictive of future results. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Small-company investing may involve greater risks and volatility, and the value of small-company stocks may be adversely affected by less-liquid markets. The Portfolio may no longer hold specific stocks mentioned nor can we assure you that those stocks will represent favorable investments in the future.

                             CORE EQUITY PORTFOLIO

OBJECTIVE: The Core Equity Portfolio seeks to maximize long-term capital appreciation. The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies.

COMMENTARY: The Core Equity Portfolio declined 25.01% for the year compared to a negative 24.76% return for the Standard & Poor's 500 Index(r). All sectors dropped in value, with the steepest declines in technology stocks such as Intel, Microsoft and Texas Instruments. Technology shares staged several "false rallies" during the year, only to retreat after sustained improvement in orders failed to materialize. We are maintaining an above average weighting in the group because we are beginning to see a meaningful reduction in overcapacity in key industries, which may result in the surviving companies gaining enhanced competitive advantages. Other hard-hit groups included retail shares, such as Home Depot and Dollar Tree. Partially offsetting the declines were stocks in the health-care sector (Amgen, Forest Laboratories and Teva Pharmaceuticals), energy (Pogo Producing and XTO Energy) and selected financials (Countrywide Financial and Willis Group Holdings). We continue to favor stocks that are sensitive to an uptick in economic activity, both in the United States and overseas, such as General Electric, Citigroup and United Technologies.


COMPARISON OF CHANGE IN VALUE OF $10,000


                        Core Equity  S&P 500     Consumer
                        Portfolio    Index       Price Index
                        ---------    ---------   -----------

        5/10/94         10,000.00    10,000.00   10,000.00
        3/31/95         11,786.77    11,511.51   10,237.45
        3/31/96         16,341.10    15,203.73   10,563.09
        3/31/97         19,263.22    18,219.14   10,854.82
        3/31/98         28,825.95    26,964.29   11,004.07
        3/31/99         31,317.59    31,940.74   11,194.03
        3/31/00         41,357.91    37,671.06   11,614.65
        3/31/01         32,374.07    29,502.73   11,953.87
        3/31/02         32,446.56    29,575.10   12,130.26
        3/31/03         24,331.29    22,250.84   12,496.61



Total Returns
for Periods Ending March 31, 2003

                                                                                             Inception
                                                     6 Months   1 Year   3 Years*  5 Years*  to 3/31/03*
                                                     --------  --------  --------  --------  --------
Core Equity Portfolio - Original Shares                 3.39%   (25.01)%  (16.21)%   (3.33)%   10.51%
Core Equity Portfolio - Institutional Shares            3.51    (24.82)   (15.98)    (3.10)    10.76
Standard & Poor's 500 Index(r)                          5.02    (24.76)   (16.10)    (3.77)     9.41
Russell 1000(r) Index                                   4.98    (24.51)   (16.21)    (3.62)     9.31
Consumer Price Index                                    1.77      3.02      2.47      2.58      2.54

*Annualized returns. Inception date of Original Shares was 5/10/94 and Institutional Shares was 5/2/02. The performance figures for the Institutional Shares for periods prior to 5/2/02, represent the performance for Original Shares, which have been restated to reflect the elimination of 0.25% of 12b-1 fees.

See page 40 for index descriptions. Total return assumes reinvestment of dividends and distributions. Past performance is not predictive of future results. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Portfolio may no longer hold specific stocks mentioned nor can we assure you that those stocks will represent favorable investments in the future.

                            GROWTH EQUITY PORTFOLIO

OBJECTIVE: The Growth Equity Portfolio seeks to maximize long-term capital appreciation. The Portfolio invests primarily in the common stock of U.S. growth companies.

COMMENTARY: The Growth Equity Portfolio fell 23.80% compared to a 26.76% drop in the Russell 1000(r) Growth Index. Technology stocks accounted for almost half of the decline, as the combination of lackluster earnings growth and valuation compression weighed heavily on the group. All sectors declined, although not as severely as technology, and each benefited from at least a few examples of individual winners. UnitedHealth Group recorded a very strong year-both enrollment and cost trends were favorable. St. Jude Medical, a leading cardiology device company, benefited from strong underlying fundamentals and optimism about its product pipeline. Coach rose nearly 50% despite lackluster performances from most retailers. USA Interactive performed well, primarily because of strong results in its largest Internet commerce divisions, Expedia and Hotels.com. SLM Corp. (student loans) rose due to rising demand for loans to finance college and graduate education. A key factor for the Portfolio in 2003 will be how the technology sector fares. We believe tech shares will perform better in the coming quarters, and that volatility in the sector will decline.


COMPARISON OF CHANGE IN VALUE OF $10,000


             Growth Equity    Russell 1000     Consumer
             Portfolio        Index            Price Index
             -------------    ------------     -----------

6/15/00      10,000.00        10,000.00        10,000.00
3/31/01       5,772.00         5,935.74        10,247.24
3/31/02       5,764.00         5,817.06        10,398.44
3/31/03       4,392.00         4,260.47        10,712.49


Total Returns
for Periods Ending March 31, 2003

                                                                                 Inception
                                         6 Months   1 Year   3 Years    5 Years  to 3/31/03**
                                         --------  --------  --------  --------  --------
Growth Equity Portfolio                     6.40%   (23.80)%       -         -    (25.53)%
Russell 1000(r) Growth Index                6.01    (26.76)        -         -    (26.33)
Standard & Poor's 500 Index(r)              5.02    (24.76)        -         -    (17.15)
Consumer Price Index                        1.77      3.02         -         -      2.50

** Annualized returns. Inception date 6/15/00.

See page 40 for index descriptions. Performance shown is for a very limited period. Total return assumes reinvestment of -dividends and -distributions. Past performance is not predictive of future results. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor is currently limiting the Portfolio's expenses, which enhances return. The -Portfolio may no longer hold specific stocks mentioned nor can we assure you that those stocks will represent favorable investments in the future.

                               BALANCED PORTFOLIO

OBJECTIVE: The Balanced Portfolio seeks to provide investors with a balance of long-term capital appreciation and current income. The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies, investment-grade intermediate-term debt securities and cash equivalent securities.

COMMENTARY: The Balanced Portfolio fell 10.80% in value during the year, with declines in the stock component overwhelming solid gains in the fixed-income segment. Stocks are managed nearly identically in the Balanced Portfolio to those in the Core Portfolio, and they posted virtually the same results. Following the sharp decline in stocks during September and October, we boosted our allocation to equities. Our rationale was that bonds had performed strongly over the previous two years and offered less favorable upside potential compared to stocks for the coming year. Our emphasis on new equity purchases was in areas that should benefit most from an improving economic climate, including technology, investment management and capital goods shares. Strong results were achieved in fixed-income securities, primarily in investment-grade corporate bonds, where spreads versus Treasuries narrowed as the year progressed. The high-quality, intermediate-term nature of the bond component (with a current yield above 5.5%) should continue to provide stability to the Portfolio. At the end of the fiscal year, March 31, the Portfolio's asset allocation was 58% equities, 41% fixed income and 1% cash and equivalents.


COMPARISON OF CHANGE IN VALUE OF $10,000


              Balanced       Balanced     Consumer
              Portfolio      Index        Price Index
              ---------      ---------    -----------

5/10/94       10,000.00      10,000.00    10,000.00
3/31/95       11,222.41      11,128.24    10,237.45
3/31/96       14,092.46      13,623.55    10,563.09
3/31/97       15,760.26      15,502.98    10,854.82
3/31/98       21,208.50      20,371.70    11,004.07
3/31/99       22,740.70      23,246.02    11,194.03
3/31/00       27,195.57      25,988.39    11,614.65
3/31/01       24,101.67      23,529.18    11,953.87
3/31/02       24,509.24      24,115.22    12,130.26
3/31/03       21,862.63      21,297.76    12,496.61


Total Returns
for Periods Ending March 31, 2003

                                                                                             Inception
                                                     6 Months   1 Year   3 Years*  5 Years*  to 3/31/03*
                                                     --------  --------  --------  --------  --------
Balanced Portfolio - Original Shares                    2.81%   (10.80)%   (7.02)%   0.61%      9.19%
Balanced Portfolio - Institutional Shares               2.97    (10.51)    (6.76)    0.86       9.45
Standard & Poor's 500 Index(r)                          5.02    (24.76)   (16.10)   (3.77)      9.41
Balanced Index                                          4.40    (11.68)    (6.42)    0.89       8.87
Lehman U.S. Govt./Credit Intermediate Bond Index        3.22     11.72      9.64     7.47       7.58
Consumer Price Index                                    1.77      3.02      2.47     2.58       2.54

*Annualized returns. Inception date of Original Shares was 5/10/94 and Institutional Shares was 5/2/02. The performance figures for the Institutional Shares for periods prior to 5/2/02, represent the performance for Original Shares, which have been restated to reflect the elimination of 0.25% of 12b-1 fees.

See page 40 for index descriptions. Total return assumes reinvestment of dividends and distributions. Past performance is not predictive of future results. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Portfolio may no longer hold specific stocks mentioned nor can we assure you that those stocks will represent favorable investments in the future.

                      INTERMEDIATE FIXED INCOME PORTFOLIO

OBJECTIVE: The Intermediate Fixed Income Portfolio seeks to provide investors with current income. The Fund invests primarily in a diversified portfolio of investment-grade, intermediate-term debt securities providing current income. The Portfolio does not use risky derivative instruments.

COMMENTARY: The Intermediate Fixed Income Portfolio's return of 10.90% was in line with portfolios of a similar maturity structure in a spectacular year for the bond market overall. The Federal Reserve held fast until November 6, dropping overnight lending rates to 1.25% and changing the bias to balanced from weakness. The highest yields of the year appeared on April 1 and fell steadily until early October; the overall low yields for the year were in mid-March, as the war in Iraq began. The Portfolio has continued to benefit from diversified investments in high-quality bank and finance paper, despite the mid-year spread widening due to news of corporate malfeasance. The Portfolio has never held any of the affected issuers and we have continually researched all non-Treasury investments. We took advantage of the steepening yield curve to extend duration and finished the year at index duration. We are currently holding cash only for liquidity purposes and have added positions in Federal Agency Notes to add incremental returns over Treasuries. The Portfolio is currently positioned to weather well a modest upward tilt in interest rates going forward.


COMPARISON OF CHANGE IN VALUE OF $10,000


                               Lehman U.S.
                Intermediate   Govt/Credit
                Fixed Income   Intermediate      Consumer
                Portfolio      Bond Index        Price Index
                ------------   ------------      -----------

5/10/94         10,000.00       10,000.00        10,000.00
3/31/95         10,491.80       10,606.49        10,237.45
3/31/96         11,421.51       11,621.57        10,563.09
3/31/97         11,803.92       12,179.75        10,854.82
3/31/98         12,879.82       13,357.28        11,004.07
3/31/99         13,715.98       14,233.58        11,194.03
3/31/00         13,976.23       14,528.64        11,614.65
3/31/01         15,574.23       16,296.48        11,953.87
3/31/02         16,242.68       17,137.89        12,130.26
3/31/03         18,012.46       19,145.96        12,496.61



Total Returns
for Periods Ending March 31, 2003

                                                                                             Inception
                                                     6 Months    1 Year  3 Years*  5 Years*  to 3/31/03*
                                                     --------  --------  --------  --------  --------
Intermediate Fixed Income Portfolio                     3.00%    10.90%    8.82%     6.94%     6.84%
Lehman U.S. Govt./Credit Intermediate Bond Index        3.22     11.72     9.64      7.47      7.58
91-Day U.S. Treasury Bill Index                         0.69      1.57     3.55      4.10      4.62
Consumer Price Index                                    1.77      3.02     2.47      2.58      2.54

* Annualized returns. Inception date 5/10/94.

See page 40 for index descriptions. Total return assumes reinvestment of dividends and distributions. Past performance is not predictive of future results. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor is currently limiting the Portfolio's expenses, which enhances return.

                            SCHEDULES OF INVESTMENTS

                         SMALL/MID CAP EQUITY PORTFOLIO

March 31, 2003

COMMON STOCKS
(98.8%)                                               SHARES            VALUE
--------------------------------------------------------------------------------
AUTOS AND TRANSPORTATION (4.5%)

AIR TRANSPORT (1.2%)
Expeditors International
of Washington, Inc.                                    15,125       $   543,744
Ryanair Holdings PLC ADS*                              43,000         1,783,210
                                                                    -----------
       Total Air Transport                                            2,326,954
                                                                    -----------
AUTO PARTS (1.8%)
Aftermarket Technology Corp.*                          22,150           250,295
Borg-Warner, Inc.                                      34,850         1,667,224
Lear Corp.*                                            44,050         1,557,167
                                                                    -----------
       Total Auto Parts                                               3,474,686
                                                                    -----------
RAILROADS (1.0%)
Genesee & Wyoming, Inc.*                              120,900         1,873,950
                                                                    -----------
TRUCKERS (0.5%)
Roadway Express, Inc.                                  28,600           958,672
Total Autos and Transportation                                        8,634,262
                                                                    -----------
CONSUMER DISCRETIONARY (19.3%)

COSMETICS (1.3%)
Estee Lauder Companies, Inc.                           37,800         1,147,608
Helen of Troy Ltd.*                                    98,200         1,286,420
                                                                    -----------
        Total Cosmetics                                               2,434,028
                                                                    -----------
LEISURE TIME (2.3%)
Action Performance Companies, Inc.                     96,050         2,031,457
West Marine, Inc.*                                    142,500         2,386,875
                                                                    -----------
        Total Leisure Time                                            4,418,332
                                                                    -----------

RADIO AND TV BROADCASTING (0.8%)
Radio One, Inc.*                                      109,400         1,448,456
                                                                    -----------
RESTAURANTS (1.4%)
CBRL Group, Inc.                                       64,600         1,773,270
Darden Restaurants, Inc.                               45,700           815,745
                                                                    -----------
        Total Restaurants                                             2,589,015
                                                                    -----------
RETAIL (10.3%)
Advance Auto Parts*                                    18,600       $   860,250
AnnTaylor Stores Corp.*                                96,900         1,989,357
Dollar Tree Stores, Inc.*                             118,175         2,351,682
Foot Locker, Inc.                                     285,575         3,055,652
GameStop Corp.*                                        83,700         1,004,400
Jo-Ann Stores, Inc.*                                   73,900         1,478,000
Mothers Work, Inc.*                                    47,600         1,054,340
O'Reilly Automotive, Inc.*                             27,950           757,445
Pier 1 Imports, Inc.                                  124,300         1,971,398
Sharper Image Corp.*                                   77,200         1,390,372
Staples, Inc.*                                        125,875         2,307,289
Zale Corp.*                                            47,875         1,567,427
                                                                    -----------
        Total Retail                                                 19,787,612
                                                                    -----------
SERVICES/COMMERCIAL (3.2%)
AMN Healthcare Services, Inc.*                        151,650         1,665,117
Coinstar, Inc.*                                        42,925           720,711
Pittston Brink's Group                                 76,550         1,060,983
Regis Corp.                                           106,650         2,656,651
                                                                    -----------
        Total Services/Commercial                                     6,103,462
                                                                    -----------

Total Consumer Discretionary                                         36,780,905
                                                                    -----------

CONSUMER STAPLES (2.9%)

BEVERAGES (1.2%)
Coca-Cola Enterprises, Inc.                            44,150           825,163
Cott Corporation*                                      81,850         1,436,467
                                                                    -----------
        Total Beverages                                               2,261,630
                                                                    -----------
FOODS (0.6%)
American Italian Pasta Co. Cl. A*                       6,800           294,100
Hain Celestial Group, Inc.*                            48,251           729,073
                                                                    -----------
        Total Foods                                                   1,023,173
                                                                    -----------
SOAPS AND HOUSEHOLD CHEMICALS (1.1%)
The Dial Corporation                                  112,950         2,191,230
                                                                    -----------
Total Consumer Staples                                                5,476,033
                                                                    -----------
ENERGY (7.2%)

MACHINERY/OIL WELL EQUIPMENT AND SERVICES (1.7%)
Oil States Intl, Inc.*                                 39,050           468,600
Superior Energy Services, Inc.*                        60,300           515,565


See accompanying Notes to Financial Statements

Universal Compression Holdings*                        74,350       $ 1,297,407
Willbros Group, Inc.*                                 116,550         1,018,647
                                                                    -----------
        Total Machinery/Oil Well

Equipment and Services                                                3,300,219
                                                                    -----------
OIL/CRUDE PRODUCERS (5.5%)
Burlington Resources, Inc.                             22,600         1,078,246
Denbury Resources Inc.*                               190,000         2,057,700
Ocean Energy, Inc.                                    129,500         2,590,000
Pioneer Natural Resources Co.*                        124,275         3,119,302
Spinnaker Exploration Co.*                             87,200         1,693,424
                                                                    -----------
        Total Oil/Crude Producers                                    10,538,672
                                                                    -----------
Total Energy                                                         13,838,891
                                                                    -----------

FINANCIAL SERVICES (22.9%)

BANKS/OUTSIDE NEW YORK CITY (4.6%)
Cascade Bancorp                                        33,075           483,226
Glacier Bancorp, Inc.                                  64,425         1,724,013
Greater Bay Bancorp                                    58,000       $   829,400
Investors Financial Services Corp.                    102,500         2,495,875
National Commerce Financial Corp.                      81,025         1,920,292
West Coast Bancorp                                     95,250         1,355,408
                                                                    -----------
        Total Banks/Outside New York City                             8,808,214
                                                                    -----------

FINANCIAL DATA PROCESSING (1.1%)
SunGard Data Systems, Inc.*                            94,400         2,010,720
                                                                    -----------

FINANCIAL/MISCELLANEOUS (1.3%)
Willis Group Holdings Ltd.*                            88,050         2,438,985
                                                                    -----------

INSURANCE/MULTILINE (1.0%)
StanCorp Financial Group, Inc.                         37,275         1,921,526
                                                                    -----------

INSURANCE/PROPERTY CASUALTY (3.5%)
Everest Re Group Ltd.                                  37,850         2,165,399
HCC Insurance Holdings, Inc.                          100,800         2,576,448
W.R. Berkley Corp.                                     51,150         2,191,778
                                                                    -----------
        Total Insurance/Property Casualty                             6,933,625
                                                                    -----------

INVESTMENT MANAGEMENT COMPANIES (3.9%)
Affiliated Managers Group, Inc.*                       97,150         4,038,526
SEI Investments Co.                                    63,600         1,666,320
T Rowe Price Group, Inc.                               61,775         1,675,276
                                                                    -----------
        Total Investment
        Management Companies                                          7,380,122
                                                                    -----------
REITs (3.4%)
General Growth Properties, Inc.                        79,900         4,310,605
ProLogis Trust                                         22,700           574,764
Simon Property Group, Inc.                             47,750         1,710,883
                                                                    -----------
        Total REITs                                                   6,596,252
                                                                    -----------

SAVINGS AND LOANS (2.7%)
Sovereign Bancorp, Inc.                               261,350       $ 3,619,698
Sterling Savings Assn*                                 68,300         1,449,326
                                                                    -----------
        Total Savings and Loans                                       5,069,024
                                                                    -----------

SECURITIES BROKERAGE AND SERVICES (1.4%)
Countrywide Credit Industries, Inc.                    44,950         2,584,625
                                                                    -----------
Total Financial Services                                             43,743,093
                                                                    -----------
HEALTH CARE (13.4%)

BIOTECHNOLOGY RESEARCH (2.9%)
Celgene Corp.*  60,950  1,589,576
Charles River Laboratories International, Inc.*       110,350         2,816,132
Idec Pharmaceuticals Corp.*                            34,600         1,190,897
                                                                    -----------
        Total Biotechnology Research                                  5,596,605
                                                                    -----------
DRUGS AND PHARMACEUTICALS (4.2%)
American Pharmaceutical Partners, Inc.*               154,475         2,958,196
Gilead Sciences, Inc.*                                 50,450         2,118,396
Medicis Pharmaceutical Corp. Cl. A*                    41,775         2,322,272
SICOR, Inc.*                                           49,925           833,748
                                                                    -----------
        Total Drugs and Pharmaceuticals                               8,232,612
                                                                    -----------
ELECTRONICS/MEDICAL SYSTEMS (0.7%)
Affymetrix, Inc.*                                      21,550           560,300
Zoll Medical Corp.*                                    18,950           774,297
                                                                    -----------
        Total Electronics/Medical Systems                             1,334,597
                                                                    -----------
HEALTH CARE FACILITIES (1.0%)
Quest Diagnostics*                                     30,700         1,832,483
                                                                    -----------

HEALTH CARE MANAGEMENT (0.3%)
Orthodontic Centers of America, Inc.*                  99,250           517,093
                                                                    -----------

HEALTH CARE SERVICES (2.9%)
Accredo Health, Inc.*                                 116,550         2,836,710
Anthem, Inc.*                                          14,000           927,500
Express Scripts, Inc.*                                 31,450         1,751,136
                                                                    -----------
        Total Health Care Services                                    5,515,346
                                                                    -----------
MEDICAL AND DENTAL INSTRUMENTS (1.4%)
PolyMedia Corp.                                        86,725         2,640,776
                                                                    -----------
Total Health Care                                                    25,669,512
                                                                    -----------
MATERIALS AND PROCESSING (5.2%)

CHEMICALS (0.6%)
Georgia Gulf Corp.                                     56,625         1,139,861
                                                                    -----------
CONTAINERS AND PACKAGING (0.3%)
Temple-Inland, Inc.                                    14,625           546,975
                                                                    -----------
DIVERSIFIED MATERIALS AND MANUFACTURING (0.8%)
SPX Corp.*                                             46,900         1,602,104
                                                                    -----------

See accompanying Notes to Financial Statements

GLASS (0.9%)
Apogee Enterprises, Inc.                              213,775        $1,757,444
                                                                    -----------
METAL AND MINERALS/MISCELLANEOUS (1.2%)
Inco Ltd.*                                            123,475         2,299,105
                                                                    -----------
STEEL (1.4%)
Steel Dynamics, Inc.*                                 231,250         2,694,063
                                                                    -----------
Total Materials and Processing                                       10,039,552
                                                                    -----------
PRODUCER DURABLES (5.6%)
Diversified Production (1.3%)
Pentair, Inc.                                          72,400         2,559,340
                                                                    -----------
HOMEBUILDING (2.5%)
D.R. Horton, Inc.                                     110,662         2,124,710
Ryland Group, Inc.                                     61,950         2,675,621
                                                                    -----------
        Total Homebuilding                                            4,800,331
                                                                    -----------

PRODUCTION TECHNOLOGY EQUIPMENT (1.8%)
Cymer, Inc.*                                           58,650         1,387,073
Esterline Technologies*                                70,200         1,187,082
Rudolph Technologies, Inc.*                            70,350         1,016,558
                                                                    -----------
        Total Production Technology Equipment                         3,590,713
                                                                    -----------

Total Producer Durables                                              10,950,384
                                                                    -----------
TECHNOLOGY (14.4%)

COMMUNICATIONS TECHNOLOGY (0.4%)
Black Box Corp.                                        26,800           794,084
                                                                    -----------
COMPUTER SERVICES, SOFTWARE AND SYSTEMS (5.1%)
BEA Systems, Inc.*                                    193,300         1,969,727
Hyperion Solutions Corp.*                              65,900         1,598,075
Intuit, Inc.*                                          12,400           461,280
JD Edwards & Co.*                                     115,200         1,269,504
Mercury Interactive Corp.*                             88,200         2,617,776
Zoran Corp.*                                          138,800         1,791,908
                                                                    -----------
        Total Computer Services,
        Software and Systems                                          9,708,270
                                                                    -----------

COMPUTER TECHNOLOGY (1.6%)
Synopsys, Inc.*                                        71,200         3,030,272
                                                                    -----------

ELECTRONIC TECHNOLOGY (1.9%)
Internagnetics General Corp.*                         208,925         3,727,222
                                                                    -----------

SEMICONDUCTORS AND EQUIPMENT (5.4%)
Integrated Circuit Systems, Inc.*                     115,950         2,516,115
Marvell Technology Group Ltd.                         112,300         2,379,637
Microchip Technology, Inc.*                           175,087         3,484,231
QLogic Corp.*                                          52,750         1,959,135
        Total Semiconductors and Equipment                           10,339,118
                                                                    -----------
Total Technology                                                     27,598,966
                                                                    -----------
UTILITIES (3.4%)

ELECTRICAL (0.9%)
PPL Corp.                                              46,350       $ 1,650,524
                                                                    -----------

GAS DISTRIBUTORS (0.7%)
KeySpan Corp.                                          26,575           857,044
Southwestern Energy Co.*                               35,500           465,050
                                                                    -----------
        Total Gas Distributors                                        1,322,094
                                                                    -----------

TELECOMMUNICATIONS (1.8%)
CenturyTel, Inc.                                       84,163         2,322,899
Commonwealth Telephone Enterprises, Inc.*              28,100         1,090,842
                                                                    -----------
        Total Telecommunications                                      3,413,741
                                                                    -----------
Total Utilities                                                       6,386,359
                                                                    -----------
TOTAL COMMON STOCKS
(cost $198,827,461)                                                $189,117,957
                                                                    -----------

SHORT-TERM INVESTMENTS
(2.0%)                                       PRINCIPAL AMOUNT          VALUE
--------------------------------------------------------------------------------

COMMERCIAL PAPER (1.7%)
American Express 1.230% 04-1-2003                  $3,200,000       $ 3,200,000
                                                                    -----------
VARIABLE-RATE DEMAND NOTES** (0.3%)
American Family Financial Services
        0.951% 10-13-2003                             436,095           436,095
Wisconsin Corp. Central Credit Union
        0.979% 10-14-2003                             164,319           164,319
                                                                    -----------
Total Variable-Rate Demand Notes                                        600,414
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
(cost $3,800,414)                                                   $ 3,800,414
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES (100.8%)
(cost $202,627,875)                                                $192,918,371
                                                                    -----------

LIABILITIES IN EXCESS OF OTHER ASSETS (-.8%)                        ($1,497,686)
                                                                    -----------
NET ASSETS (100.0%)                                                $191,420,685
                                                                    ===========
 * Non-income producing security.
** The variable-rate securities are subject to a demand -feature, which reduces the remaining maturity.

See accompanying Notes to Financial Statements

                             CORE EQUITY PORTFOLIO

March 31, 2003

COMMON STOCKS
(98.7%)                                               SHARES             VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY (14.2%)

AUTO PARTS AND EQUIPMENT(0.9%)
Borg-Warner, Inc.                                      36,250       $ 1,734,200
Lear Corp.*                                            59,400         2,099,790
                                                                    -----------
        Total Auto Parts and Equipment                                3,833,990
                                                                    -----------
BROADCASTING AND CABLE (0.7%)
Clear Channel Communications, Inc.*                    84,850         2,878,112
                                                                    -----------
COSMETICS (1.6%)
Colgate-Palmolive Co.                                 127,950         6,965,598
                                                                    -----------
ENTERTAINMENT (2.1%)
Fox Entertainment Grp Inc. Cl. A*                     145,550         3,881,818
Viacom Inc. Cl. B*                                    142,400         5,200,448
                                                                    -----------
        Total Entertainment                                           9,082,266
                                                                    -----------
HOMEBUILDING (0.6%)
Ryland Group, Inc.                                     60,050         2,593,559
                                                                    -----------

LEISURE (0.8%)
Harley-Davidson, Inc.                                  80,400         3,192,684
                                                                    -----------

RESTAURANTS (0.6%)
Darden Restaurants, Inc.                              145,500         2,597,175
                                                                    -----------
RETAIL (6.9%)
Advance Auto Parts*                                    33,950         1,570,187
Costco Wholesale Corp.*                               182,555         5,482,127
Dollar Tree Stores, Inc.*                             185,850         3,698,415
Foot Locker, Inc.                                     265,600         2,841,920
Home Depot, Inc.                                      140,422         3,420,680
Lowe's Companies, Inc.                                 17,625           719,452
Staples, Inc.*                                        152,300         2,791,659
USA Networks, Inc.*                                    88,100         2,360,199
Wal-Mart Stores, Inc.                                 119,200         6,201,976
                                                                    -----------
        Total Retail                                                 29,086,615
                                                                    -----------
Total Consumer Discretionary                                         60,229,999
                                                                    -----------
CONSUMER STAPLES (6.6%)

Food and Drug Retail (0.6%)
CVS Corp.                                             114,300       $ 2,726,055
                                                                    -----------
FOODS AND BEVERAGES (3.1%)
Altria Group Inc.                                      23,025           689,829
Coca-Cola Co.                                          68,500         2,772,880
Coca-Cola Enterprises, Inc.                           154,125         2,880,596
Dean Foods Co.*                                        48,600         2,085,426
PepsiCo, Inc.                                          51,396         2,055,840
Sara Lee Corp.                                        141,400         2,644,180
                                                                    -----------
        Total Foods and Beverages                                    13,128,751
                                                                    -----------

HOUSEHOLD PRODUCTS (2.2%)
Procter & Gamble Co.                                   88,250         7,858,662
The Dial Corporation                                   79,350         1,539,390
                                                                    -----------
        Total Household Products                                      9,398,052
                                                                    -----------

PERSONAL PRODUCTS (0.7%)
Estee Lauder Companies, Inc.                           90,600         2,750,616
                                                                    -----------
Total Consumer Staples                                               28,003,474
                                                                    -----------
ENERGY (6.9%)

OIL AND GAS/INTEGRATED (3.3%)
ExxonMobil Corp.                                      133,153         4,653,697
Occidental Petroleum Corp.                             63,450         1,900,962
Royal Dutch Petroleum Co. ADR                          87,400         3,561,550
Total Fina Elf SA                                      63,600         4,023,972
                                                                    -----------
        Total Oil and Gas/Integrated                                 14,140,181
                                                                    -----------
OIL/EXPLORATION AND PRODUCTION (3.2%)
Burlington Resources, Inc.                            108,450         5,174,149
Ocean Energy, Inc.                                    227,000         4,540,000
Pioneer Natural Resources Co.*                        145,325         3,647,657
                                                                    -----------
        Total Oil/Exploration and Production                         13,361,806
                                                                    -----------
OIL/SERVICES (0.4%)
Baker Hughes, Inc.                                     58,800         1,759,884
                                                                    -----------

TOTAL ENERGY                                                         29,261,871
                                                                    -----------
FINANCIALS (17.5%)

BANKS (4.4%)
Bank of America Corp.                                  60,075         4,015,413
National Commerce Financial Corp.                     179,850         4,262,445


See accompanying Notes to Financial Statements

Sovereign Bancorp, Inc.                               126,200       $ 1,747,870
US Bancorp                                            174,075         3,303,943
Wells Fargo & Co.                                     119,600         5,380,804
                                                                    -----------
        Total Banks                                                  18,710,475

CONSUMER FINANCE (0.7%)
MBNA Corp.                                            195,600         2,943,780
                                                                    -----------

DIVERSIFIED FINANCIAL SERVICES (7.2%)
Affiliated Managers Group, Inc.*                       40,575         1,686,703
American Express Co.                                   91,600         3,043,868
Citigroup, Inc.                                       306,670        10,564,781
Countrywide Credit Industries, Inc.                    60,800         3,496,000
Freddie Mac                                           133,258         7,076,000
Lehman Brothers Holdings, Inc.                         40,250         2,324,437
T Rowe Price Group, Inc.                               79,075         2,144,435
                                                                    -----------
        Total Diversified Financial Services                         30,336,224
                                                                    -----------

INSURANCE (4.0%)
American International Group, Inc.                    153,045         7,568,075
Everest Re Group Ltd.                                  47,800         2,734,638
Metlife, Inc.                                         101,200         2,669,656
Prudential Financial, Inc.                            128,500         3,758,625
                                                                    -----------
        Total Insurance                                              16,730,994
                                                                    -----------
Insurance Brokers (0.8%)
Aon Corp.                                              62,400         1,290,432
Willis Group Holdings Ltd.                             75,675         2,096,197
        Total Insurance Brokers                                       3,386,629

REITs (0.4%)
General Growth Properties, Inc.                        37,650         2,031,217
                                                                    -----------
Total Financials                                                     74,139,319
                                                                    -----------

HEALTH CARE (17.2%)

BIOTECHNOLOGY (2.0%)
Amgen, Inc.*                                          100,100         5,760,755
Charles River Laboratories International, Inc.*        60,050         1,532,476
Gilead Sciences, Inc.*                                 24,900         1,045,551
                                                                    -----------
        Total Biotechnology                                           8,338,782
                                                                    -----------

DRUGS (10.0%)
Eli Lilly & Co.                                        61,225         3,499,009
Forest Laboratories, Inc.*                            103,700         5,596,689
Johnson & Johnson                                     109,502         6,336,881
Merck & Co.                                           102,850         5,634,123
Pfizer, Inc.                                          366,400        11,417,024
Teva Pharmaceutical Industries Ltd.                    82,800         3,448,620
Wyeth                                                 164,538       $ 6,222,827
                                                                    -----------
        Total Drugs                                                  42,155,173
                                                                    -----------

HEALTH CARE DISTRIBUTORS AND SERVICES (1.0%)
Accredo Health, Inc.*                                  86,500         2,105,324
Quest Diagnostics*                                     35,000         2,089,150
                                                                    -----------
        Total Health Care
        Distributors and Services                                     4,194,474
                                                                    -----------

HEALTH CARE EQUIPMENT AND SUPPLIES (1.6%)
Baxter International, Inc.                            135,160         2,519,382
Medtronic, Inc.                                        97,600         4,403,712
                                                                    -----------
        Total Health Care Equipment
        and Supplies                                                  6,923,094
                                                                    -----------
HEALTH CARE SERVICES (2.6%)
AmerisourceBergen Corp.                                26,650         1,399,125
Anthem, Inc.*                                          46,150         3,057,438
Cardinal Health, Inc.                                  68,174         3,883,873
Express Scripts, Inc.*                                 48,200         2,683,776
                                                                    -----------
        Total Health Care Services                                   11,024,212
                                                                    -----------
Total Health Care                                                    72,635,735
                                                                    -----------

INDUSTRIALS (11.4%)
Aerospace/Defense (0.7%)
L-3 Communications Holdings, Inc.*                     36,225         1,455,158
Lockheed Martin Corp.                                  34,250         1,628,588
                                                                    -----------
        Total Aerospace/Defense                                       3,083,746
                                                                    -----------

AIRLINES (0.5%)
Ryanair Holdings PLC ADS*                              52,450         2,175,102
                                                                    -----------
Conglomerates (2.8%)
General Electric Co.                                  455,649        11,619,050
                                                                    -----------

DIVERSIFIED/MANUFACTURING (5.1%)
3M Co.                                                 42,875         5,575,036
Illinois Tool Works, Inc.                              84,150         4,893,323
Masco Corp.                                           212,725         3,960,940
SPX Corp.*                                             51,350         1,754,116
United Technologies Corp.                              94,525         5,461,655
                                                                    -----------
        Total Diversified/Manufacturing                              21,645,070
                                                                    -----------

SERVICES/DATA PROCESSING (0.9%)
First Data Corp.                                      105,900         3,919,359
                                                                    -----------
TRANSPORTATION (1.4%)
Expeditors International
of Washington, Inc.                                    35,571         1,278,777
Union Pacific Corp.                                    86,150         4,738,250
                                                                    -----------
        Total Transportation                                          6,017,027
                                                                    -----------
Total Industrials                                                    48,459,354
                                                                    -----------

See accompanying Notes to Financial Statements

INFORMATION TECHNOLOGY (17.2%)

COMPUTER SOFTWARE (7.3%)
Adobe Systems, Inc.                                    98,000       $ 3,021,340
BEA Systems, Inc.*                                    142,100         1,447,999
Mercury Interactive Corp.*                             94,100         2,792,888
Microsoft Corp.                                       699,086        16,924,872
Oracle Corp.*                                         355,000         3,851,395
Synopsys, Inc.*                                        71,600         3,047,296
                                                                    -----------
        Total Computer Software                                      31,085,790
                                                                    -----------

COMPUTER SYSTEMS (1.3%)
Dell Computer Corp.*                                  204,325         5,580,116
                                                                    -----------
CONSULTING SERVICES (1.4%)
Accenture Ltd.*                                       152,000         2,356,000
SunGard Data Systems Inc.*                            163,825         3,489,473
                                                                    -----------
        Total Consulting Services                                     5,845,473
                                                                    -----------

NETWORKING/COMMUNICATIONS EQUIPMENT (2.4%)
Cisco Systems, Inc.*                                  486,360         6,312,953
Nokia OYJ                                             265,150         3,714,752
                                                                    -----------
        Total Networking/Communications
        Equipment                                                    10,027,705
                                                                    -----------

SEMICONDUCTORS AND EQUIPMENT (4.8%)
Intel Corp.                                           252,664         4,113,370
KLA-Tencor Corp.*                                      98,950         3,556,461
Marvell Technology Group Ltd.*                         85,100         1,803,269
Maxim Integrated Products, Inc.*                       93,700         3,384,444
Novellus Systems, Inc.*                                59,400         1,619,838
QLogic Corp.                                           48,450         1,799,433
Texas Instruments, Inc.                               245,300         4,015,561
                                                                    -----------
        Total Semiconductors and Equipment                           20,292,376
                                                                    -----------

Total Information Technology                                         72,831,460
                                                                    -----------
MATERIALS (3.3%)

CHEMICALS (1.6%)
Air Products & Chemicals, Inc.                         34,000         1,408,620
E. I. du Pont de Nemours and Co.                      133,400        5,183,924
                                                                    -----------
        Total Chemicals                                               6,592,544
                                                                    -----------
METALS/MINING (1.1%)
Inco Ltd.*                                            152,450         2,838,619
Nucor Corp.                                            54,700         2,087,899
                                                                    -----------
        Total Metals/Mining                                           4,926,518
                                                                    -----------
PAPER AND FOREST PRODUCTS (0.6%)
Weyerhaeuser Co.                                       50,050         2,393,892
Total Materials                                                      13,912,954
                                                                    -----------
TELECOMMUNICATION SERVICES (3.0%)
INTEGRATED TELECOMMUNICATION SERVICES (3.0%)
BellSouth Corp.                                       129,350       $ 2,803,015
CenturyTel, Inc.                                       61,250         1,690,500
SBC Communications, Inc.                              153,000         3,069,180
Verizon Communications, Inc.                          140,061         4,951,156
        Total Integrated
        Telecommunication Services                                   12,513,851
                                                                    -----------
Total Telecommunication Services                                     12,513,851
                                                                    -----------
UTILITIES (1.4%)

ELECTRIC/NATURAL GAS (1.4%)
Exelon Corp.                                           83,200         4,194,112
KeySpan Corp.                                          50,875         1,640,719
                                                                    -----------
        Total Electric/Natural Gas                                    5,834,831
                                                                    -----------
Total Utilities                                                       5,834,831
                                                                    -----------
TOTAL COMMON STOCKS
(cost $433,367,138)                                                $417,822,848
                                                                    -----------

SHORT-TERM INVESTMENTS (1.2%)                  Principal Amount         Value

COMMERCIAL PAPER (1.1%)
American Express
        1.230% 04-1-2003                           $4,500,000       $ 4,500,000
                                                                    -----------
VARIABLE-RATE DEMAND NOTES** (0.1%)
American Family Financial Services
        0.951% 10-13-2003                             259,410           259,410
Wisconsin Corp. Central Credit Union
        0.979% 10-14-2003                             259,896           259,896
TOTAL VARIABLE-RATE DEMAND NOTES                                        519,306
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS(COST $5,019,306)                        $5,019,306
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES (99.9%)
(cost $438,386,444)                                                $422,842,154
                                                                    ===========
OTHER ASSETS LESS LIABILITIES (0.1%)                               $    487,764
                                                                    -----------
NET ASSETS (100.0%)                                                $423,329,918
                                                                    ===========
 * Non-income producing security.
** The variable-rate securities are subject to a demand -feature, which reduces the remaining maturity.


See accompanying Notes to Financial Statements

                            GROWTH EQUITY PORTFOLIO

March 31, 2003

COMMON STOCKS
(97.7%)                                               Shares            Value
--------------------------------------------------------------------------------

AUTOS AND TRANSPORTATION (2.5%)

AIR TRANSPORT (1.3%)
Expeditors International of Washington, Inc.              950        $   34,152
Jetblue Airways Corp.*                                  1,000            27,710
                                                                    -----------
        Total Air Transport                                              61,862
                                                                    -----------

RECREATIONAL VEHICLES (1.2%)
Harley-Davidson, Inc.                                   1,400            55,594
                                                                    -----------
Total Autos and Transportation                                          117,456
                                                                    -----------
CONSUMER DISCRETIONARY (18.0%)

CABLE TELEVISION SERVICE (1.5%)
Echostar Communications Corp. Cl. A*                    2,400            69,312
                                                                    -----------
ENTERTAINMENT (2.1%)
Viacom Inc. Cl. B*                                      2,700            98,604
                                                                    -----------
RETAIL (12.0%)
Bed Bath & Beyond, Inc.*                                1,600            55,264
Costco Wholesale Corp.*                                 2,600            78,078
Home Depot, Inc.                                        2,000            48,720
Kohls Department Stores*                                1,650            93,357
Lowe's Companies                                        1,000            40,820
USA Interactive, Inc.*                                  5,500           147,345
Wal-Mart Stores, Inc.                                   1,700            88,451
                                                                    -----------
        Total Retail                                                    552,035
                                                                    -----------

SERVICES/COMMERCIAL (1.3%)
Accenture Ltd.*                                         1,500            23,250
eBay, Inc.*                                               450            38,381
                                                                    -----------
        Total Services/Commercial                                        61,631
                                                                    -----------

TEXTILES/APPAREL MANUFACTURERS (1.1%)
Coach, Inc.*                                            1,300            49,829
                                                                    -----------
Total Consumer Discretionary                                            831,411
                                                                    -----------
CONSUMER STAPLES (5.7%)

BEVERAGES (2.6%)
Coca-Cola Co.                                           1,100            44,528
PepsiCo, Inc.                                           1,900         $  76,000
                                                                    -----------
        Total Beverages                                                 120,528
                                                                    -----------
FOODS (1.5%)
Sysco Corp.                                             2,700            68,688
                                                                    -----------
SOAPS AND HOUSEHOLD CHEMICALS (1.6%)
Colgate-Palmolive Co.                                   1,400            76,216
                                                                    -----------
Total Consumer Staples                                                  265,432
                                                                    -----------
FINANCIAL SERVICES (12.1%)

BANKS/OUTSIDE NEW YORK CITY (1.1%)
Investor's Financial Services Corp.                     2,000            48,700
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES (4.9%)
American Express Co.                                    1,800            59,814
Citigroup, Inc.                                         2,900            99,905
Goldman Sachs Group, Inc.                               1,000            68,080
                                                                    -----------
        Total Diversified Financial Services                            227,799
                                                                    -----------
FINANCE/SMALL LOAN (2.4%)
SLM Corp.                                               1,000           110,920
                                                                    -----------
FINANCIAL DATA PROCESSING (1.2%)
First Data Corp.                                        1,550            57,366
                                                                    -----------
FINANCIAL INFORMATION SERVICES (1.0%)
Moody's Corp.                                           1,000            46,230
                                                                    -----------
FINANCIAL/MISCELLANEOUS (0.5%)
MBNA Corp.                                              1,500            22,575
                                                                    -----------
INSURANCE/MULTILINE (1.0%)
American International Group, Inc.                        900            44,505
                                                                    -----------
Total Financial Services                                                558,095
                                                                    -----------
HEALTH CARE (26.1%)

BIOTECHNOLOGY RESEARCH AND PRODUCTION (2.5%)
Amgen, Inc.*                                            2,000           115,100
                                                                    -----------
DRUGS AND PHARMACEUTICALS (12.2%)
Cardinal Health, Inc.                                   1,600            91,152
Eli Lilly & Co.                                         1,600            91,440
Forest Laboratories, Inc.*                              1,200            64,764
Gilead Sciences, Inc.*                                    900            37,791
Johnson & Johnson                                       1,900           109,953
Pfizer, Inc.                                            4,500           140,220
Teva Pharmaceutical Industries                            700            29,155
                                                                    -----------
        Total Drugs and Pharmaceuticals                                 564,475
                                                                    -----------


See accompanying Notes to Financial Statements

ELECTRONICS/MEDICAL SYSTEMS (2.2%)
Medtronic, Inc.                                         1,500         $  67,680
Varian Medical Systems, Inc.*                             600            32,358
                                                                    -----------
        Total Electronics/Medical Systems                               100,038
                                                                    -----------
HEALTH CARE FACILITIES (1.0%)
Quest Diagnostics*                                        800           47,752
                                                                    -----------
HEALTH CARE MANAGEMENT (2.6%)
UnitedHealth Group, Inc.                                1,300           119,171
                                                                    -----------
HEALTH CARE SERVICES (3.0%)
Accredo Health, Inc.*                                   2,000            48,678
Anthem, Inc.*                                             900            59,625
Express Scripts, Inc.*                                    600            33,408
                                                                    -----------
        Total Health Care Services                                      141,711
                                                                    -----------

MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES (2.6%)
Boston Scientific Corp.*                                1,500            61,140
St. Jude Medical, Inc.*                                 1,200            58,500
                                                                    -----------
        Total Medical and Dental Instruments
        and Supplies                                                    119,640
                                                                    -----------
Total Health Care                                                     1,207,887
                                                                    -----------
OTHER (4.1%)

MULTISECTOR COMPANIES (4.1%)
3M Co.                                                    600            78,018
General Electric Co.                                    4,400           112,200
                                                                    -----------
        Total Multisector Companies                                     190,218
                                                                    -----------
Total Other                                                             190,218
                                                                    -----------
PRODUCER DURABLES (5.8%)

AEROSPACE (1.3%)
United Technologies Corp.                               1,000            57,780

MACHINERY INDUSTRIAL/SPECIALTY (1.6%)
Illinois Tool Works, Inc.                               1,300            75,595
Production Technology Equipment (1.7%)
KLA-Tencor Corp.*                                       1,550            55,710
Novellus Systems, Inc.*                                   800            21,816
                                                                    -----------
        Total Production Technology Equipment                            77,526
                                                                    -----------
TELECOMMUNICATION EQUIPMENT (1.2%)
Nokia OYJ                                               4,100            57,441
                                                                    -----------
Total Producer Durables                                                 268,342
                                                                    -----------
TECHNOLOGY (21.0%)
Communications Technology (2.8%)
Cisco Systems, Inc.*                                   10,000           129,800
                                                                    -----------
COMPUTER SERVICES, SOFTWARE AND SYSTEMS (9.0%)
BEA Systems, Inc.*                                      4,100         $  41,779
Intuit, Inc.*                                           1,200            44,640
Mercury Interactive Corp.*                              1,650            48,972
Microsoft Corp.*                                       11,700           283,257
                                                                    -----------
        Total Computer Services,
        Software and Systems                                            418,648
                                                                    -----------
COMPUTER TECHNOLOGY (2.2%)
Dell Computer Corp.*                                    3,700           101,047
                                                                    -----------
SEMICONDUCTORS AND EQUIPMENT (7.0%)
Intel Corp.                                             3,550            57,794
Marvell Technology Group Ltd.*                          1,100            23,309
Maxim Integrated Products, Inc.                         2,000            72,240
Microchip Technology, Inc.*                             1,500            29,850
QLogic Corp.*                                           1,100            40,854
Texas Instruments, Inc.                                 4,600            75,302
Xilinx, Inc.*                                           1,000            23,410
                                                                    -----------
        Total Semiconductors and Equipment                              322,759
                                                                    -----------
Total Technology                                                        972,254
                                                                    -----------
UTILITIES (2.4%)

CABLE TELEVISION AND RADIO (1.7%)
Comcast Corp.*                                          2,800            80,052
                                                                    -----------
TELECOMMUNICATIONS (0.7%)
AT&T Wireless Services, Inc.*                           5,000            33,000
                                                                    -----------
Total Utilities                                                         113,052
                                                                    -----------

TOTAL COMMON STOCKS(cost $4,749,231)                                $ 4,524,147

SHORT-TERM INVESTMENTS (1.0%)                    Principal Amount        Value
--------------------------------------------------------------------------------
Variable-Rate Demand Notes** (1.0%)
Wisconsin Corp. Central Credit Union
        0.979% 10-14-2003                           $  48,232         $  48,232
                                                                    -----------
TOTAL short-term investments
(cost $48,232)                                                           48,232
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES (98.7%)
(cost $4,797,463)                                                     4,572,379
                                                                    -----------
OTHER ASSETS LESS LIABILITIES (1.3%)                                $    59,095
                                                                    -----------
Net Assets (100.0%)                                                 $ 4,631,474
                                                                    ===========
 * Non-income producing security.
** The variable-rate securities are subject to a demand -feature, which reduces the remaining maturity.


See accompanying Notes to Financial Statements

                               BALANCED PORTFOLIO

March 31, 2003

LONG-TERM DEBT SECURITIES
(41.0%)                                         Principal Amount        Value
--------------------------------------------------------------------------------
CORPORATE BONDS (27.7%)

FINANCE (27.7%)
AUTOMOBILES (4.4%)
Ford Motor Credit Co.
        6.875% 02-1-2006                           $2,600,000        $2,556,590
GMAC
        6.500% 12-6-2004                              100,000           104,358
        6.750% 01-15-2006                           2,200,000         2,291,705
                                                                    -----------
        Total Automobiles                                             4,952,653
                                                                    -----------
BANKS (3.1%)
Bank of America Corp.
        6.625% 10-15-2007                           1,500,000         1,704,007
Bank One Corp.
        6.875% 08-1-2006                              200,000           226,337
Washington Mutual Inc.
        4.375% 01-15-2008                           1,500,000         1,549,111
                                                                    -----------
        Total Banks                                                   3,479,455
                                                                    -----------
DIVERSIFIED (8.5%)
Citigroup, Inc.
        4.125% 06-30-2005                           1,000,000         1,046,100
Commercial Credit TRV
        6.500% 06-1-2005                            1,650,000         1,799,515
Countrywide Home Loans
        5.625% 05-15-2007                             450,000           484,361
FNMA
        5.000% 01-15-2007                           1,500,000         1,632,071
        5.375% 11-15-2011                             500,000           546,392
General Electric Capital Corp.
        4.250% 01-15-2008                           2,400,000         2,488,553
Household Finance Corp.
        8.000% 05-9-2005                            1,300,000         1,438,616
                                                                    -----------
        Total Diversified                                             9,435,608
                                                                    -----------
INSURANCE (2.9%)
Hartford Life, Inc.
        6.900% 06-15-2004                           1,000,000         1,059,660
        7.100% 06-15-2007                             500,000           560,615
Reliastar Financial Corp.
        6.500% 11-15-2008                           1,500,000       $ 1,671,707
                                                                    -----------
        Total Insurance                                               3,291,982
                                                                    -----------

INVESTMENT BANKING/BROKERAGE (6.5%)
Charles Schwab Corp.
        6.850% 11-15-2005                             150,000           165,799
Goldman Sachs Group
        6.650% 05-15-2009                           2,450,000         2,776,176
Merrill Lynch & Co., Inc.
        6.150% 01-26-2006                           1,250,000         1,358,360
Morgan Stanley Dean Witter
        6.100% 04-15-2006                           2,650,000         2,900,356
                                                                    -----------
        Total Investment Banking/Brokerage                            7,200,691
                                                                    -----------
LEASING COMPANIES (2.3%)
International Lease Finance Corp.
        5.120% 06-1-2005                            2,500,000         2,605,995
                                                                    -----------
Total Finance                                                        30,966,384
                                                                    -----------

TOTAL CORPORATE BONDS                                                30,966,384
                                                                    -----------

U.S. TREASURY NOTES (13.3%)
        5.625% 05-15-2008                           4,000,000         4,528,284
        5.500% 05-15-2009                           1,150,000         1,302,240
        6.125% 08-15-2007                           3,850,000         4,413,217
        6.000% 08-15-2009                           4,000,000         4,640,316
                                                                    -----------
TOTAL U.S. TREASURY NOTES                                            14,884,057
                                                                    -----------

TOTAL LONG-TERM DEBT SECURITIES
(cost $42,994,708)                                                  $45,850,441
                                                                    -----------

COMMON STOCKS
(57.8%)                                               Shares            Value
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (6.2%)

AUTO PARTS (0.3%)
Lear Corp.*                                             9,350         $ 330,522
                                                                    -----------
AUTO PARTS AND EQUIPMENT (0.3%)
Borg-Warner, Inc.                                       6,950           332,488
                                                                    -----------

See accompanying Notes to Financial Statements

BROADCASTING AND CABLE (0.4%)
Clear Channel Communications, Inc.*                    12,625       $   428,240
                                                                    -----------
HOMEBUILDING (0.4%)
Ryland Group, Inc.                                      9,425           407,066
                                                                    -----------
LEISURE (0.5%)
Harley-Davidson, Inc.                                  13,500           536,085
                                                                    -----------
RESTAURANTS (0.3%)
Darden Restaurants, Inc.                               20,000           357,000
                                                                    -----------
RETAIL (4.0%)
Advance Auto Parts*                                     6,575           304,094
Costco Wholesale Corp.*                                27,950           839,338
Dollar Tree Stores, Inc.*                              29,650           590,035
Foot Locker, Inc.                                      36,850           394,295
Home Depot, Inc.                                       22,724           553,557
Lowe's Companies, Inc.                                  2,725           111,234
Staples, Inc.*                                         23,450           429,838
USA Networks, Inc.*                                    12,150           325,498
Wal-Mart Stores, Inc.                                  18,550           965,156
                                                                    -----------
        Total Retail                                                  4,513,045
                                                                    -----------

Total Consumer Discretionary                                          6,904,446
                                                                    -----------
CONSUMER STAPLES (6.1%)

ENTERTAINMENT (1.3%)
Fox Entertainment Grp Inc. Cl. A*                      23,350           622,744
Viacom Inc. Cl. B*                                     23,425           855,481
                                                                    -----------
        Total Entertainment                                           1,478,225
                                                                    -----------

FOOD AND DRUG RETAIL (0.4%)
CVS Corp.                                              20,125           479,981
                                                                    -----------
FOODS AND BEVERAGES (1.9%)
Altria Group Inc.                                       5,475           164,031
Coca-Cola Co.                                          10,650           431,112
Coca-Cola Enterprises, Inc.                            23,700           442,953
Dean Foods Co.*                                         7,150           306,806
PepsiCo, Inc.                                           9,649           385,960
Sara Lee Corp.                                         22,150           414,205
                                                                    -----------
        Total Foods and Beverages                                     2,145,067
                                                                    -----------
HOUSEHOLD PRODUCTS (2.1%)
Colgate-Palmolive Co.                                  20,375         1,109,215
Procter & Gamble Co.                                   11,150           992,907
The Dial Corporation                                   12,500           242,500
                                                                    -----------
        Total Household Products                                      2,344,622
                                                                    -----------
PERSONAL PRODUCTS (0.4%)
Estee Lauder Companies, Inc.                           13,950        $  423,522
                                                                    -----------
Total Consumer Staples                                                6,871,417
                                                                    -----------
ENERGY (4.1%)

OIL AND GAS (1.3%)
Occidental Petroleum Corp.                             10,450           313,082
Royal Dutch Petroleum Co. ADR                          12,050           491,037
Total Fina Elf SA                                      10,000           632,700
                                                                    -----------
        Total Oil and Gas                                             1,436,819
                                                                    -----------
OIL/EXPLORATION AND PRODUCTION (1.9%)
Burlington Resources, Inc.                             17,300           825,383
Ocean Energy, Inc.                                     34,550           691,000
Pioneer Natural Resources Co.*                         22,550           566,005
                                                                    -----------
        Total Oil/Exploration and Production                          2,082,388
                                                                    -----------
OIL/INTEGRATED INTERNATIONAL (0.7%)
ExxonMobil Corp.                                       21,006           734,160
                                                                    -----------
OIL/SERVICES (0.2%)
Baker Hughes, Inc.                                      7,800           233,454
Total Energy                                                          4,486,821
                                                                    -----------
FINANCIALS (10.6%)

BANKS (2.6%)
Bank of America Corp.                                   7,500           501,300
National Commerce Financial Corp.                      28,350           671,895
Sovereign BanCorp, Inc.                                20,525           284,271
US Bancorp                                             26,725           507,240
Wells Fargo & Co.                                      20,200           908,798
                                                                    -----------
        Total Banks                                                   2,873,504
                                                                    -----------
CONSUMER FINANCE (1.2%)
Countrywide Credit Industries, Inc.                    15,325           881,187
MBNA Corp.                                             33,875           509,819
                                                                    -----------
        Total Consumer Finance                                        1,391,006
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES (3.8%)
Affiliated Managers Group, Inc.*                        6,625           275,401
American Express Co.                                   13,550           450,267
Citigroup, Inc.                                        46,247         1,593,209
Freddie Mac                                            21,225         1,127,048
Lehman Brothers Holdings, Inc.                          6,025           347,944
Merrill Lynch & Co., Inc.                               2,975           105,315
T Rowe Price Group, Inc.                               12,175           330,174
                                                                    -----------
        Total Diversified Financial Services                          4,229,358
                                                                    -----------
INSURANCE (2.3%)
American International Group, Inc.                     24,338         1,203,514
                                                                    -----------


See accompanying Notes to Financial Statements

Everest Re Group Ltd.                                   7,425       $   424,784
Metlife, Inc.                                          15,700           414,166
Prudential Financial, Inc.                             17,400           508,950
                                                                    -----------
        Total Insurance                                               2,551,414
                                                                    -----------
INSURANCE BROKERS (0.5%)
Aon Corp.                                              10,200           210,936
Willis Group Holdings Ltd.                             12,850           355,945
                                                                    -----------
        Total Insurance Brokers                                         566,881
                                                                    -----------
REITs (0.2%)
General Growth Properties, Inc.                         4,325           233,334
                                                                    -----------
Total Financials                                                     11,845,497
                                                                    -----------
HEALTH CARE (9.8%)

BIOTECHNOLOGY (1.1%)
Amgen, Inc.*                                           15,650           900,658
Charles River Laboratories International, Inc.*        11,550           294,756
                                                                    -----------
        Total Biotechnology                                           1,195,414
                                                                    -----------
DRUGS (6.0%)
Eli Lilly & Co.                                        10,075           575,786
Forest Laboratories, Inc.*                             15,800           852,726
Johnson & Johnson                                      20,275         1,173,314
Merck & Co.                                            16,675           913,457
Pfizer, Inc.                                           57,150         1,780,794
Teva Pharmaceutical Industries Ltd.                    13,000           541,450
Wyeth                                                  23,200           877,424
                                                                    -----------
        Total Drugs                                                   6,714,951
                                                                    -----------
HEALTH CARE EQUIPMENT AND SUPPLIES (0.9%)
Baxter International, Inc.                             21,150           394,236
Medtronic, Inc.                                        13,900           627,168
                                                                    -----------
        Total Health Care Equipment
        and Supplies                                                  1,021,404
                                                                    -----------
HEALTH CARE SERVICES (1.8%)
Accredo Health, Inc.*                                  10,800           262,861
AmerisourceBergen Corp.                                 4,200           220,500
Anthem, Inc.*                                           7,300           483,625
Cardinal Health, Inc.                                   8,749           498,431
Express Scripts, Inc.*                                  5,000           278,400
Quest Diagnostics*                                      5,200           310,388
        Total Health Care Services                                    2,054,205
                                                                    -----------
Total Health Care                                                    10,985,974
                                                                    -----------
INDUSTRIALS (6.3%)

AEROSPACE AND DEFENSE (0.2%)
Lockheed Martin Corp.                                   4,975           236,561
                                                                    -----------
AEROSPACE/DEFENSE (0.1%)
L-3 Communications Holdings, Inc.*                      3,325       $   133,565
                                                                    -----------
AIRLINES (0.3%)
Ryanair Holdings PLC ADS*                               8,150           337,981
                                                                    -----------
CONGLOMERATES (1.6%)
General Electric Co.                                   70,000         1,785,000
                                                                    -----------
DIVERSIFIED/MANUFACTURING (2.8%)
3M Co.                                                  6,400           832,192
Illinois Tool Works, Inc.                              11,450           665,818
Masco Corp.                                            33,500           623,770
SPX Corp.*                                              8,550           292,068
United Technologies Corp.                              12,975           749,696
                                                                    -----------
        Total Diversified/Manufacturing                               3,163,544
                                                                    -----------

SERVICES/DATA PROCESSING (0.5%)
First Data Corp.                                       13,425           496,859

TRANSPORTATION (0.8%)
Expeditors International of Washington, Inc.            5,475           196,826
Union Pacific Corp.                                    13,100           720,500
                                                                    -----------
        Total Transportation                                            917,326
                                                                    -----------
Total Industrials                                                     7,070,836
                                                                    -----------

INFORMATION TECHNOLOGY (10.0%)
Computer Software/Services (3.9%)
Adobe Systems, Inc.                                    15,275           470,928
BEA Systems, Inc.*                                     30,750           313,343
Mercury Interactive Corp.*                             14,950           443,716
Microsoft Corp.                                       109,400         2,648,574
Synopsys, Inc.*                                        11,325           481,992
                                                                    -----------
        Total Computer Software/Services                              4,358,553
                                                                    -----------

COMPUTER SYSTEMS (0.8%)
Dell Computer Corp.*                                   31,900           871,189
                                                                    -----------

CONSULTING SERVICES (0.7%)
Accenture Ltd.*                                        20,275           314,263
SunGard Data Systems Inc.*                             22,050           469,665
                                                                    -----------
        Total Consulting Services                                       783,928
                                                                    -----------

NETWORKING/COMMUNICATIONS EQUIPMENT (1.4%)
Cisco Systems, Inc.*                                   74,741           970,138
Nokia OYJ                                              42,225           591,572
                                                                    -----------
        Total Networking/Communications
        Equipment                                                     1,561,710
                                                                    -----------
SEMICONDUCTORS AND EQUIPMENT (3.2%)
Intel Corp.                                            36,350           591,778
KLA-Tencor Corp.*                                      13,875           498,695
Marvell Technology Group, Ltd.*                        13,725           290,833




See accompanying Notes to Financial Statements

Maxim Integrated Products, Inc.                        14,750        $  532,770
Novellus Systems, Inc.*                                 6,275           171,119
Oracle Corp.*                                          55,650           603,747
QLogic Corp.*                                           7,350           272,979
Texas Instruments Inc.                                 40,450           662,167
                                                                    -----------
        Total Semiconductors and Equipment                            3,624,088
                                                                    -----------
Total Information Technology                                         11,199,468
                                                                    -----------
Materials (1.9%)

Chemicals (0.9%)
Air Products & Chemicals, Inc.                          4,975           206,114
E. I. du Pont de Nemours and Co.                       20,275           787,887
                                                                    -----------
        Total Chemicals                                                 994,001
                                                                    -----------
Metals/Mining (0.7%)
Inco Ltd.*                                             23,825           443,622
Nucor Corp.                                             8,450           322,537
                                                                    -----------
        Total Metals/Mining                                             766,159
                                                                    -----------

PAPER AND FOREST PRODUCTS (0.3%)
Weyerhaeuser Co.                                        7,950           380,249
                                                                    -----------
Total Materials                                                       2,140,409
                                                                    -----------
TELECOMMUNICATION SERVICES (1.8%)

INTEGRATED TELECOMMUNICATION SERVICES (1.8%)
BellSouth Corp.                                        22,800           494,076
CenturyTel, Inc.                                        9,800           270,480
SBC Communications, Inc.                               25,000           501,500
Verizon Communications, Inc.                           20,841           736,729
                                                                    -----------
        Total Integrated Telecommunication
        Services                                                      2,002,785
                                                                    -----------
Total Telecommunication Services                                      2,002,785
                                                                    -----------
UTILITIES (1.0%)

ELECTRIC/NATURAL GAS (1.0%)
Exelon Corp.                                           13,100           660,371
KeySpan Corp.                                          12,350           398,288
                                                                    -----------
        Total Electric/Natural Gas                                    1,058,659
                                                                    -----------
        Total Utilities                                               1,058,659
                                                                    -----------
TOTAL COMMON STOCKS
(cost $67,914,615)                                                  $64,566,312
                                                                    -----------

SHORT-TERM INVESTMENTS (0.9%)                   Principal Amount        Value
--------------------------------------------------------------------------------

COMMERCIAL PAPER (0.4%)
American Express 1.230% 04-1-2003                   $ 480,000       $   480,000
                                                                    -----------
VARIABLE-RATE DEMAND NOTE** (0.5%)
American Family Financial Services
        0.951% 10-13-2003                             294,184           294,184
Wisconsin Corp. Central Credit Union
        0.979% 10-14-2003                             206,008           206,008
                                                                    -----------

Total Variable-Rate Demand Notes                                        500,192
                                                                    -----------

TOTAL short-term investments(cost $980,192)                             980,192
                                                                    -----------

TOTAL INVESTMENTS IN SECURITIES (99.7%)
(cost $111,889,515)                                                $111,396,945
                                                                    -----------
OTHER ASSETS LESS LIABILITIES (0.3%)                                   $279,517
                                                                    -----------

Net Assets (100.0%)                                                $111,676,462
                                                                    ===========
 * Non-income producing security.
** The variable-rate securities are subject to a demand -feature, which reduces the remaining maturity.



See accompanying Notes to Financial Statements

Intermediate Fixed Income Portfolio
March 31, 2003

LONG-TERM DEBT SECURITIES
(95.9%)                                         Principal Amount        Value
--------------------------------------------------------------------------------
CORPORATE BONDS (49.1%)

FINANCIALS  (7.8%)

BANKS  (3.3%)
U.S. Bancorp
        2.750%  03-30-2006                         $  250,000        $  252,336
Washington Mutual Inc
        4.375%  01-15-2008                          1,100,000         1,136,015
                                                                    -----------
        Total Banks                                                   1,388,351
                                                                    -----------

INSURANCE - MULTILINE  (4.5%)
Chubb Corp.
        6.150%  08-15-2005                          1,750,000         1,866,016
                                                                    -----------
Total Financials                                                      3,254,367
                                                                    -----------
FINANCE  (41.3%)

AUTOMOBILES  (8.4%)
Ford Motor Credit Co.
        6.875%  02-1-2006                           1,750,000         1,720,782
GMAC
        6.500%  12-6-2004                             700,000           730,509
        7.500%  07-15-2005                          1,000,000         1,061,561
                                                                    -----------
        Total Automobiles                                             3,512,852
                                                                    -----------
CONSUMER  (1.2%)
Beneficial Financial Corp. Medium-Term Note
        6.510%  12-3-2003                             500,000           516,353
                                                                    -----------

CONSUMER LOANS  (2.7%)
Household Finance Corp. 8.000%  05-9-2005           1,000,000         1,106,628
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES  (9.8%)
Commercial Credit TRV
        6.500%  06-1-2005                           1,150,000         1,254,207
Countrywide Home Loans
        5.500%  08-1-2006                           1,500,000         1,605,693
General Electric Capital Corp.
        5.375%  03-15-2007                          1,100,000         1,194,750
                                                                    -----------
        Total Diversified Financial Services                          4,054,650
                                                                    -----------

INSURANCE  (4.0%)
Reliastar Financial Corp.
        6.500%  11-15-2008                          1,500,000       $ 1,671,706
                                                                    -----------

INVESTMENT BANKING/BROKERAGE  (11.3%)
Goldman Sachs Group
        6.650%  05-15-2009                          1,200,000         1,359,760
Goldman Sachs Grp
        7.625%  08-17-2005                            300,000           336,572
Merrill Lynch & Co. Inc.
        6.150%  01-26-2006                          1,225,000         1,331,193
Morgan Stanley Dean Witter
        7.750%  06-15-2005                            500,000           558,362
        6.100%  04-15-2006                          1,000,000         1,094,474
                                                                    -----------
        Total Investment Banking/Brokerage                            4,680,361
                                                                    -----------

LEASING COMPANIES  (3.9%)
International Lease Finance Corp
        4.750%  02-15-2008                          1,600,000         1,619,482
                                                                    -----------
Total Finance                                                        17,162,032
                                                                    -----------

TOTAL CORPORATE BONDS                                                20,416,399
                                                                    -----------

U.S. GOVERNMENT AGENCY (15.2%)
Federal Home Loan Bank
        6.500%  11-15-2005                          1,000,000         1,114,528
Federal Home Loan Bank
        5.7500%  05-15-2008                         3,500,000         3,924,130
FHLMC
        5.750%  03-15-2009                            150,000           169,280
Federal National Mortgage Association
        5.375%  11-15-2011                          1,000,000         1,092,783
                                                                    -----------
TOTAL U.S. GOVERNMENT AGENCY                                          6,300,721
                                                                    -----------


See accompanying Notes to Financial Statements

U.S. TREASURY NOTES  (31.6%)
        5.750%  11-15-2005                          2,000,000        $2,202,580
        5.625%  05-15-2008                          2,000,000         2,264,142
        6.625%  05-15-2007                          2,000,000         2,324,064
        5.500%  05-15-2009                          1,100,000         1,245,621
        6.000%  08-15-2009                          2,000,000         2,320,158
        6.125%  08-15-2007                          2,400,000         2,751,096
                                                                    -----------
TOTAL U.S. TREASURY NOTES                                            13,107,661
                                                                    -----------
TOTAL LONG-TERM DEBT SECURITIES
(cost $38,052,920)                                                  $39,824,781
                                                                    -----------


SHORT-TERM INVESTMENTS (2.9%)                   Principal Amount        Value
--------------------------------------------------------------------------------
COMMERCIAL PAPER (0.8%)
American Express
        1.230%  04-1-2003                          $  330,000      $    330,000
                                                                    -----------
VARIABLE-RATE DEMAND NOTES*  (2.1%)
American Family Financial Services
        0.951%  10-13-2003                            586,517           586,517
Wisconsin Corp. Central Credit Union
        0.979%  10-14-2003                            285,388           285,388
                                                                    -----------
TOTAL VARIABLE-RATE
DEMAND NOTES                                                            871,905
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,201,905)                                                   $ 1,201,905
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES (98.8%)
(COST $39,254,825)                                                  $41,026,686
                                                                    -----------
OTHER ASSETS LESS LIABILITIES (1.2%)                                $   478,735
                                                                    -----------

NET ASSETS (100.0%)                                                 $41,505,421
                                                                    ===========

 *The variable-rate securities are subject to a demand -feature, which reduces the remaining maturity.


See accompanying Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
MARCH 31, 2003

                                                SMALL/MID        GROWTH                                            INTERMEDIATE
                                                CAP EQUITY       CORE EQUITY       EQUITY          BALANCED        FIXED INCOME
                                                PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO
                                              -----------------------------------------------------------------------------------
ASSETS
Investments in securities, at cost (Note 2)     $ 202,627,875    $ 438,386,444    $   4,797,463    $ 111,889,515    $  39,254,825
                                              ===================================================================================
Investments in securities, at value (Note 2)    $ 192,918,371    $ 422,842,154    $   4,572,379    $ 111,396,945    $  41,026,686
Receivables
  Investment securities sold                        2,582,159        4,785,686          112,538          644,699             --
  Dividends and interest                               86,399          463,726            3,090          809,719          619,703
  Fund shares sold                                     60,272          283,089               77                        73,388 165
  Due from Investment Advisor (Note 3)                   --               --              5,559             --                459
Prepaid expenses                                       17,981           25,965            8,769           17,125           19,095
                                              -----------------------------------------------------------------------------------
         Total assets                             195,665,182      428,400,620        4,702,412      112,941,876       41,666,108
                                              -----------------------------------------------------------------------------------

LIABILITIES
Payables
  Investment securities purchased                   3,886,660        4,536,153           54,994          597,244             --
  Fund shares redeemed                                            85,750 2,348             --               --               --
  Distributions to shareholders                          --               --               --            510,653          139,932
Due to Investment Advisor (Note 3)                    137,384          268,832             --             68,300             --
  Due under Distribution Plan                            --
  Original Shares (Note 3)                             30,934           69,804              967           22,479            3,434
Accrued expenses                                       75,243          146,054           11,701           57,235           11,084
Deferred Trustees Compensation (Note 5)                          28,526 47,511            3,276            9,503            6,237
                                              -----------------------------------------------------------------------------------
         Total liabilities                          4,244,497        5,070,702           70,938        1,265,414          160,687
                                              -----------------------------------------------------------------------------------
Net assets                                      $ 191,420,685    $ 423,329,918    $   4,631,474    $ 111,676,462    $  41,505,421
                                              ===================================================================================
COMPONENTS OF
NET ASSETS
  Paid-in capital                               $ 225,941,646    $ 536,561,447    $  10,211,756    $ 122,650,936    $  39,189,355
  Accumulated undistributed
  net investment income (loss)                           --            623,031           (3,375)          (4,463)             140
  Accumulated undistributed net
  realized gain (loss) on investments             (24,811,457)     (98,310,269)      (5,351,823)     (10,477,441)         544,065
  Net unrealized appreciation
  (depreciation) on investments                    (9,709,504)     (15,544,290)        (225,084)        (492,570)       1,771,861
                                              -----------------------------------------------------------------------------------
Net assets                                      $ 191,420,685    $ 423,329,918    $   4,631,474    $ 111,676,462    $  41,505,421
                                              ===================================================================================

ORIGINAL SHARES
  Net assets applicable to shares outstanding   $ 146,268,394    $ 329,217,857    $   4,631,474    $ 104,299,556    $  41,505,421
  Shares outstanding                                8,519,832       19,644,943          421,739        7,523,558        3,165,882
Net asset value, offering and redemption
price per share                                 $       17.17    $       16.76    $       10.98    $       13.86    $       13.11
                                              ===================================================================================

INSTITUTIONAL SHARES
  Net assets applicable to shares outstanding   $  45,152,291    $  94,112,061             --      $   7,376,906             --
Shares outstanding                                  2,624,811        5,603,087             --            529,730             --
Net asset value, offering and redemption
price per share                                 $       17.20    $       16.80             --      $       13.93             --
                                              ===================================================================================



See accompanying Notes to Financial Statements

                            STATEMENTS OF OPERATIONS

Rainier Investment Management Mutual Funds

For the fiscal year ending March 31, 2003

                                                SMALL/MID        GROWTH                                            INTERMEDIATE
                                                CAP EQUITY       CORE EQUITY       EQUITY          BALANCED        FIXED INCOME
                                                PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO
                                            -----------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                  $1,612,148       $6,422,353      $    28,545       $  885,101             --
  Interest                                       31,506           67,839              806        2,720,322        1,745,856
                                            -----------------------------------------------------------------------------------
         Total income                         1,643,654        6,490,192           29,351        3,605,423        1,745,856
                                            -----------------------------------------------------------------------------------
Expenses
  Investment advisory fees (Note 3)           1,820,386        3,931,485           37,446          857,566          165,219
  Distribution fees - Original
  Shares (Note 3)                               470,947        1,137,072           12,482          292,093           36,715
  Administration fees (Note 3)                  153,252          247,259           12,001          111,255           36,715
  Custodian fees                                 72,444          126,110           13,802           54,682            7,001
  Fund accounting fees                           51,084          115,329            4,104           41,762           10,993
  Reports to shareholders                        45,305           65,859            4,923           17,100            6,024
  Transfer agent fees                            28,649           45,155           12,496           23,982           12,996
  Registration expense                           53,221           54,940           20,552           31,640           17,013
  Audit fees                                     30,544           57,330            6,910           19,262            8,277
  Trustee fees                                   13,464           24,061            2,769            3,749            2,254
  Legal fees                                      5,152           11,298              131            3,009              746
  Miscellaneous expense                          16,876           44,832              519            7,821            2,080
                                            -----------------------------------------------------------------------------------
         Total expenses                       2,761,324        5,860,730          128,135        1,463,921          306,033
  Less: fees waived and expenses
         absorbed (Note 3)                         --                --           (68,721)         (22,284)        (104,098)
                                            -----------------------------------------------------------------------------------
         Net expenses                         2,761,324        5,860,730           59,414        1,441,637          201,935
                                            -----------------------------------------------------------------------------------
Net investment income (loss)                 (1,117,670)         629,462          (30,063)       2,163,786        1,543,921
                                            -----------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS

Net realized gain (loss) on investments     (18,671,784)     (55,492,305)        (986,802)      (4,917,916)         634,993
Net change in unrealized appreciation
(depreciation) on investments               (40,675,346)    (119,125,087)        (462,386)     (12,374,827)       1,567,093
                                            -----------------------------------------------------------------------------------
Net gain (loss) on investments              (59,347,130)    (174,617,392)      (1,449,188)     (17,292,743)       2,202,086
                                            -----------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS                            ($60,464,800)   ($173,987,930)   ($  1,479,251)   ($ 15,128,957)      $3,746,007
                                            ===================================================================================



See accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS

Rainier Investment Management Mutual Funds

                                                Small/Mid Cap Equity Portfolio                    Core Equity Portfolio
                                              -------------------------------------------------------------------------------
                                                Fiscal year ending March 31,                    Fiscal year ending March 31,
                                                2003                    2002                    2003                    2002
                                              -------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

Operations
  Net investment income (loss)                   ($  1,117,670)   ($  1,378,563)             $     629,462      ($    241,044)
  Net realized gain (loss) on
  investments                                      (18,671,784)      (3,613,719)               (55,492,305)       (38,259,414)
  Net change in unrealized
  appreciation (depreciation)
  on investments                                   (40,675,346)      42,824,289               (119,125,087)        38,843,746
                                              -------------------------------------------------------------------------------
         Increase (decrease)
         in net assets
         resulting from
         operations                                (60,464,800)      37,832,007               (173,987,930)           343,288
                                              -------------------------------------------------------------------------------

Distributions to shareholders
  From net investment income
         Original Shares                                  --               --                         --                 --
         Institutional Shares                             --               --                         --                 --
  From net realized gain on
  investments sold
         Original Shares                                  --        (13,944,285)                      --           (7,508,174)
         Institutional Shares                             --               --                         --                 --
                                              -------------------------------------------------------------------------------

Decrease in net assets
from distributions                                        --        (13,944,285)                      --           (7,508,174)
                                              -------------------------------------------------------------------------------
Capital share transactions
  Proceeds from shares sold
         Original Shares                            84,620,956      158,729,410                103,180,650        184,753,426
         Institutional Shares                       60,995,491             --                  124,565,638               --
  Proceeds from shares reinvested
         Original Shares                                  --         13,701,251                       --            7,326,409
         Institutional Shares                             --               --                         --                 --
  Cost of shares redeemed
         Original Shares                          (183,867,503)    (234,517,965)              (335,564,241)      (238,134,596)
         Institutional Shares                       (9,732,359)            --                  (13,149,311)              --
                                              -------------------------------------------------------------------------------
         Net increase (decrease) from
         capital share transactions                (47,983,415)     (62,087,304)              (120,967,264)       (46,054,761)
                                              -------------------------------------------------------------------------------
Net decrease in net assets                        (108,448,215)     (38,199,582)              (294,955,194)       (53,219,647)

NET ASSETS
Beginning of period                                299,868,900      338,068,482                718,285,112        771,504,759
                                              -------------------------------------------------------------------------------
End of period                                    $ 191,420,685    $ 299,868,900              $ 423,329,918      $ 718,285,112
                                              ===============================================================================
Original shares
Shares sold                                          4,495,823        7,339,950                  5,638,857          8,284,926
Shares issued on reinvestment
of distributions                                          --            643,595                         --            337,156
Shares redeemed                                     (9,459,227)     (10,790,583)               (18,126,771)       (10,721,873)
                                              -------------------------------------------------------------------------------
  Net decrease
  in shares outstanding                             (4,963,404)      (2,807,038)               (12,487,914)        (2,099,791)
                                              ===============================================================================

Institutional shares
Shares sold                                          3,166,795             --                    6,349,093               --
Shares issued on reinvestment
of distributions                                          --               --                         --                 --
Shares redeemed                                       (541,984)            --                     (746,006)              --
                                              -------------------------------------------------------------------------------
  Net increase in
  shares outstanding                                 2,624,811             --                    5,603,087               --
                                              ===============================================================================



See accompanying Notes to Financial Statements

                                                                                                           Intermediate Fixed
                                         Growth Equity Portfolio           Balanced Portfolio               Income Portfolio
                                    ------------------------------------------------------------------------------------------------
                                       Fiscal year ending March 31,    Fiscal year ending March 31,    Fiscal year ending March 31,
                                       2003                    2002    2003                    2002    2003                    2002
                                    ------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

Operations
  Net investment income (loss)       ($     30,063)  ($     49,291)  $   2,163,786    $   2,112,888  $   1,543,921   $   1,430,809
  Net realized gain (loss) on
  investments                             (986,802)     (2,076,456)     (4,917,916)      (5,203,717)       634,993         194,104
  Net change in unrealized
  appreciation (depreciation)
  on investments                          (462,386)      2,118,205     (12,374,827)       7,347,069      1,567,093        (385,505)
                                    ------------------------------------------------------------------------------------------------
         Increase (decrease)
         in net assets
         resulting from
         operations                     (1,479,251)         (7,542)    (15,128,957)       4,256,240      3,746,007       1,239,408
                                    ------------------------------------------------------------------------------------------------
Distributions to shareholders
  From net investment income
         Original Shares                      --              --        (2,058,168)      (2,108,362)    (1,557,567)     (1,423,419)
         Institutional Shares                 --              --          (115,453)            --             --              --
  From net realized gain on
  investments sold
         Original Shares                      --              --              --           (846,057)      (240,534)        (41,447)
         Institutional Shares                 --              --              --               --             --              --
                                    ------------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                            --              --        (2,173,621)      (2,954,419)    (1,798,101)     (1,464,866)
                                    ------------------------------------------------------------------------------------------------
Capital share transactions
  Proceeds from shares sold
         Original Shares                   858,640       3,317,440      20,497,072       68,491,219     21,418,610       9,626,615
         Institutional Shares                 --              --         8,046,134             --             --              --
  Proceeds from shares reinvested
         Original Shares                      --              --         2,144,728        2,861,188      1,736,494       1,473,407
         Institutional Shares                 --              --            79,537             --             --              --
  Cost of shares redeemed
         Original Shares                (1,134,699)     (3,739,376)    (57,076,281)     (36,096,859)   (17,428,423)     (5,822,733)
         Institutional Shares                 --              --          (119,600)            --             --              --
                                    ------------------------------------------------------------------------------------------------

         Net increase (decrease)
         from capital share
         transactions                     (276,059)       (421,936)    (26,428,410)      35,255,548      5,726,681       5,277,289
                                    ------------------------------------------------------------------------------------------------

Net decrease in net assets              (1,755,310)       (429,478)    (43,730,988)      36,557,369      7,674,587       5,051,831

NET ASSETS
Beginning of period                      6,386,784       6,816,262     155,407,450      118,850,081     33,830,834      28,779,003
                                    ------------------------------------------------------------------------------------------------
End of period                        $   4,631,474   $   6,386,784   $ 111,676,462    $ 155,407,450  $  41,505,421   $  33,830,834
                                    ================================================================================================
Original shares
Shares sold                                 75,661         221,929       1,419,500        4,424,752      1,652,526         765,773
Shares issued on reinvestment
of distributions                              --              --           146,743          182,407        134,992         117,250
Shares redeemed                            (97,192)       (250,975)     (3,856,916)      (2,268,756)    (1,347,704)       (462,409)
                                    ------------------------------------------------------------------------------------------------
  Net decrease
  in shares outstanding                    (21,531)        (29,046)     (2,290,673)       2,338,403        439,814         420,614
                                    ================================================================================================

Institutional shares
Shares sold                                   --              --           532,469             --             --              --
Shares issued on reinvestment
of distributions                              --              --             5,656             --             --              --
Shares redeemed                               --              --            (8,395)            --             --              --
                                    ------------------------------------------------------------------------------------------------
  Net increase in
  shares outstanding                          --              --           529,730             --             --              --
                                    ================================================================================================




See accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years and since inception for the Growth Equity Portfolio. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

Rainier Investment Management Mutual Funds For a capital share outstanding throughout the fiscal year

                                              Small/Mid Cap Equity Portfolio - Original Shares
                                                         Fiscal year ending March 31,
                                                 2003      2002       2001     2000     1999
                                              ------------------------------------------------
Net asset value, beginning of year              $22.24    $20.75    $28.80    $19.81   $24.92
Income from investment operations
  Net investment income (loss)                   (0.12)    (0.10)    (0.07)    (0.06)   (0.01)
  Net realized and unrealized
  gain (loss) on investments                     (4.95)     2.61     (4.10)     9.05    (4.24)
                                              ------------------------------------------------
         Total from investment operations        (5.07)     2.51     (4.17)     8.99    (4.25)
                                              ------------------------------------------------
Less distributions
  From net investment income                         -        -         -         -     (0.01)
  From net realized gain                             -     (1.02)    (3.88)       -     (0.85)
                                              ------------------------------------------------
         Total distributions                         -     (1.02)    (3.88)       -     (0.86)
                                              ------------------------------------------------
Net asset value, end of year                    $17.17    $22.24    $20.75    $28.80   $19.81
                                              ================================================

Total return                                    (22.80%)   12.32%   (15.83%)   45.38%  (17.18%)
                                              ================================================
Ratios/supplemental data
Net assets, end of year (millions)              $146.3    $299.9    $338.1    $468.2   $430.0
                                              ================================================
Ratio of expenses to average net assets
  Before fees waived and
  expenses absorbed                               1.32%     1.26%     1.24%     1.25%    1.25%
  After fees waived and
  expenses absorbed                                n/a%      n/a%      n/a%      n/a%     n/a
                                              ================================================
Ratio of net investment income (loss)
to average net assets, after fees waived
and expenses absorbed                            (0.55%)   (0.42%)   (0.26%)   (0.24%)  (0.04%)
                                              ================================================

Portfolio turnover rate                         140.57%   162.74%   166.24%   199.04%  143.70%
                                              ================================================


See accompanying Notes to Financial Statements

Rainier Investment Management Mutual Funds

For a capital share outstanding
throughout the fiscal year

                                                  Core Equity Portfolio - Original Shares
                                              ------------------------------------------------
                                                        Fiscal year ending March 31,
                                                 2003      2002       2001     2000     1999
                                              ------------------------------------------------
Net asset value, beginning of year              $22.35    $22.54    $31.56    $25.34   $24.67
Income from investment operations
  Net investment income (loss)                    0.02     (0.01)    (0.03)    (0.03)    0.05
  Net realized and unrealized
  gain (loss) on investments                     (5.61)     0.05     (6.50)     7.93     1.95
                                              ------------------------------------------------
        Total from investment operations         (5.59)     0.04     (6.53)     7.90     2.00
                                              ------------------------------------------------
Less distributions
  From net investment income                       --        --        --        --     (0.07)
  From net realized gain                           --      (0.23)    (2.49)    (1.68)   (1.26)
                                              ------------------------------------------------
        Total distributions                        --      (0.23)    (2.49)    (1.68)   (1.33)
                                              ------------------------------------------------
Net asset value, end of year                    $16.76    $22.35    $22.54    $31.56   $25.34
                                              ================================================

Total return                                    (25.01%)    0.22%   (21.72%)   32.06%    8.64%
                                              ================================================
Ratios/supplemental data
Net assets, end of year (millions)              $329.2    $718.3    $771.5  $1,006.0   $910.6
                                              ================================================
Ratio of expenses to average net assets
  Before fees waived and expenses absorbed        1.15%     1.12%     1.11%     1.11%    1.13%
  After fees waived and expenses absorbed          n/a       n/a       n/a       n/a      n/a
                                              ================================================
Ratio of net investment income (loss)
to average net assets, after fees waived
and expenses absorbed                             0.08%    (0.03%)   (0.13%)   (0.12%)   0.23%
                                              ================================================

Portfolio turnover rate                          84.73%    79.92%    81.48%    82.98%  132.91%
                                              ================================================


See accompanying Notes to Financial Statements

Rainier Investment Management Mutual Funds

For a capital share outstanding throughout the fiscal year

                                                                Growth Equity Portfolio
                                              ------------------------------------------------------------
                                               Fiscal year ending March 31,      June 15, 2000 (inception)
                                               2003                   2002        through March 31, 2001
                                              ------------------------------------------------------------
Net asset value, beginning of year              $14.41              $14.43             $25.00
Income from investment operations
  Net investment income (loss)                   (0.07)              (0.12)             (0.04)
  Net realized and unrealized
  gain (loss) on investments                     (3.36)               0.10             (10.53)
                                              -----------------------------------------------------------
        Total from investment
        operations                               (3.43)              (0.02)            (10.57)
                                              -----------------------------------------------------------
Less distributions
  From net investment income                       --                  --                 --
  From net realized gain                           --                  --                 --
        Total distributions                        --                  --                 --
                                              ------------------------------------------------------------
Net asset value, end of year                    $10.98              $14.41             $14.43
                                              ============================================================
Total return                                    (23.80%)             (0.14%)           (42.28%)*
                                              ============================================================
Ratios/supplemental data
Net assets, end of period (millions)              $4.6                $6.4               $6.8
                                              ============================================================

Ratio of expenses to average net assets
  Before fees waived and expenses absorbed        2.57%               2.14%              2.38%**
  After fees waived and expenses absorbed         1.19%               1.19%              1.19%**
                                              ============================================================

Ratio of net investment income (loss)
to average net assets, after fees
waived and expenses absorbed                     (0.60%)             (0.72%)            (0.52%)**
                                              ============================================================

Portfolio turnover rate                         124.82%             161.95%            122.37%
                                              ============================================================

 * Not annualized.
** Annualized.




See accompanying Notes to Financial Statements

Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the fiscal year

                                                          Balanced Portfolio - Original Shares
                                              -----------------------------------------------------------
                                                               Fiscal year ending March 31,
                                                   2003        2002        2001       2000       1999
                                              -----------------------------------------------------------
Net asset value, beginning of year                 $15.83    $15.90      $18.80     $16.70     $16.78
Income from investment operations
    Net investment income (loss)                     0.26      0.25        0.30       0.28       0.28
    Net realized and unrealized
    gain (loss) on investments                      (1.97)     0.02       (2.38)      2.90       0.85
                                              -----------------------------------------------------------
            Total from investment operations        (1.71)     0.27       (2.08)      3.18       1.13
                                              -----------------------------------------------------------
Less distributions
    From net investment income                      (0.26)    (0.25)      (0.30)     (0.28)     (0.28)
    From net realized gain                             -      (0.09)      (0.52)     (0.80)     (0.93)
                                              -----------------------------------------------------------
            Total distributions                     (0.26)    (0.34)      (0.82)     (1.08)     (1.21)
                                              -----------------------------------------------------------
Net asset value, end of year                       $13.86    $15.83       $15.90    $18.80     $16.70
                                              ============================================================
Total return                                       (10.80%)    1.69%      (11.38%)   19.59%      7.22%

Ratios/supplemental data
Net assets, end of year (millions)                 $104.3    $155.4       $118.9    $128.6      $96.8
                                              ============================================================
Ratio of expenses to average net assets
    Before fees waived and expenses
    absorbed or recouped                             1.21%     1.14%       1.15%     1.21%       1.22%
    After fees waived and
    expenses absorbed or recouped                    1.19%     1.19%       1.19%     1.19%       1.19%
                                              ============================================================

Ratio of net investment income (loss)
to average net assets, after fees waived
and expenses absorbed or recouped                    1.76%     1.56%       1.68%     1.63%       1.78%
                                              ============================================================

Portfolio turnover rate                             73.62%    71.51%      57.52%    67.55%     108.28%
                                              ============================================================

See accompanying Notes to Financial Statements

Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the fiscal year

                                                            Intermediate Fixed Income Portfolio
                                                     --------------------------------------------------
                                                                Fiscal year ending March 31,
                                                        2003      2002      2001      2000      1999
                                                     --------------------------------------------------
Net asset value, beginning of year                      $12.41    $12.48    $11.83   $12.24    $12.45
Income from investment operations
 Net investment income (loss)                             0.54      0.58      0.66     0.63      0.68
 Net realized and unrealized
 gain (loss) on investments                               0.79     (0.05)     0.65    (0.41)     0.11
                                                     --------------------------------------------------
        Total from investment operations                  1.33      0.53      1.31     0.22      0.79
                                                     --------------------------------------------------
Less distributions
 From net investment income                              (0.54)    (0.58)    (0.66)   (0.63)    (0.68)
 From net realized gain                                  (0.09)    (0.02)       -        -      (0.32)
                                                     --------------------------------------------------
        Total distributions                              (0.63)    (0.60)    (0.66)   (0.63)    (1.00)
                                                     --------------------------------------------------
Net asset value, end of year                            $13.11    $12.41    $12.48    $1.83    $12.24
                                                     ==================================================
Total return                                             10.90%     4.29%    11.43%    1.90%     6.49%
                                                     ==================================================
Ratios/supplemental data
Net assets, end of year (millions)                       $41.5     $33.8    $28.8     $23.8     $20.4
                                                     ==================================================
Ratio of expenses to average net assets
Before fees waived and expenses absorbed                  0.83%     0.84%    0.90%     0.94%     1.04%
After fees waived and expenses absorbed                   0.55%     0.55%    0.55%     0.55%     0.55%
                                                     ==================================================
Ratio of net investment income (loss)
to average net assets, after fees waived
and expenses absorbed or recouped                         4.20%     4.64%    5.48%     5.31%     5.39%
                                                     ==================================================
Portfolio turnover rate                                  49.39%    26.27%    5.05%     8.18%    54.59%
                                                     ==================================================


See accompanying Notes to Financial Statements

Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the period

                                                                           Institutional Shares
                                                       ----------------------------------------------------------------
                                                         Small/Mid Cap          Core Equity                Balanced
                                                         Equity Portfolio        Portfolio                 Portfolio
                                                       ----------------------------------------------------------------
                                                          May 2, 2002*          May 2, 2002*             May 2, 2002*
                                                            through               through                  through
                                                         March 31, 2003         March 31, 2003          March 31, 2003
                                                       ----------------------------------------------------------------
Net asset value, beginning of year                              $22.22                  $21.42                  $15.55
Income from investment operations
   Net investment income (loss)                                 (0.03)                   0.05                    0.23
   Net realized and unrealized
   gain (loss) on investments                                   (4.99)                  (4.67)                  (1.62)
                                                       ----------------------------------------------------------------
        Total from investment operations                        (5.02)                  (4.62)                  (1.39)
                                                       ----------------------------------------------------------------
Less Distributions
   From net investment income                                      -                       -                    (0.23)
   From net realized gain                                          -                       -                       -
        Total distributions                                        -                       -                    (0.23)
Net asset value, end of year                                   $17.20                  $16.80                  $13.93
                                                       ----------------------------------------------------------------

Total return                                                   (22.59%)*               (21.57%)*               (8.91%)*
                                                       ================================================================
Ratios/supplemental data
Net assets, end of period (millions)                           $45.2                   $94.1                    $7.4
                                                        ===============================================================
Ratio of expenses to average net assets
     Before fees waived and expenses absorbed                  1.07%**                 0.90%**                  0.96%**
     After fees waived and expenses absorbed                    n/a                     n/a                     0.94%**
                                                        ===============================================================
Ratio of net investment income (loss)
to average net assets, after fees waived
and expenses absorbed                                          (0.32%)**               0.38%**                  2.02%**
                                                        ===============================================================

Portfolio turnover rate                                       140.57%*                84.73%*                  73.62%*
                                                        ===============================================================

 * Not annualized.
** Annualized.

See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
Rainier Investment Management Mutual Funds
March 31, 2003

NOTE 1. ORGANIZATION
Rainier Investment Management Mutual Funds (the "Trust") was organized as a business trust in Delaware on December 15, 1993 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust consists of five separate series of portfolios: Small/Mid Cap Equity Portfolio, Core Equity Portfolio, Growth Equity Portfolio, Balanced Portfolio, and Intermediate Fixed Income Portfolio (each a "Fund" and collectively the "Funds").

Each Fund (except the Growth Equity Portfolio and Intermediate Fixed Income Portfolio) offers two classes of shares, one class being referred to as Original Shares and one class being referred to as Institutional Shares. The Original and Institutional class in each Fund represent an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. The Original Shares are subject to an annual distribution fee as described in Note 3. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. The Trust is authorized to issue an unlimited number of shares, with $0.01 par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A) Security Valuation. The Funds invest in a range of securities, generally including equities and debt securities. Equity securities are valued at the last sale price (for exchange-listed securities) or the last bid price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Debt securities with 60 days or less remaining to maturity are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. There were no such securities held during the year ended March 31, 2003.

B) Security Transactions, Dividends and Distributions. Security transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method. Distributions to shareholders are recorded on the ex-dividend date.

C) Federal Income Taxes. The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Funds. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) are recorded by the Funds. Capital loss carryforwards available for federal income tax purposes as of March 31, 2003, were as follows:

Fund Amount Expiration Date
Small/Mid Cap Equity                    $(22,506,611)     2010-2012*
Core Equity                              (91,077,722)     2010-2012*
Growth Equity                             (5,206,689)     2009-2012*
Balanced                                  (9,296,597)     2010-2012*

*Includes post-October loss

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:


                                         Undistributed      Undistributed
                             Paid-in     Net Investment     Net Realized
Fund                         Capital       Income             Gain (Loss)

Small/Mid Cap Equity       ($1,423,831)    $1,367,093         $56,738
Core Equity                   (244,355)       216,494          27,861
Growth Equity                  (50,791)        50,791             -
Balanced                           -           (1,409)          1,409
Intermediate Fixed Income          -             -                -

D) Organization Costs. In accordance with Statement of Position 98-5, Reporting on the Costs of Start-Up Activities, organization costs for the Growth Equity Portfolio, which commenced operations on June 15, 2000, were expensed as incurred.

E) Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
A) Investment Management Agreement. The Trust, on behalf of the Funds, has entered into an investment management agreement with Rainier Investment Management, Inc.(r), (the "Investment Advisor"). Under the terms of the agreement, the Trust will pay a fee equal to the following annual percentages of average daily net assets:

Small/Mid Cap Equity Portfolio                  0.85%
Core Equity Portfolio                           0.75%
Growth Equity Portfolio                         0.75%
Balanced Portfolio                              0.70%
Intermediate Fixed Income Portfolio             0.50%

Effective April 1, 1997, the Investment Advisor has voluntarily undertaken to limit the management fee for the Intermediate Fixed Income Portfolio to 0.45% of the Portfolio's average annual net assets.

Although not required to do so, the Investment Advisor has contractually agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets will not exceed the following levels.

Small/Mid Cap Equity Portfolio 1.23% Core Equity Portfolio 1.04% Growth Equity Portfolio 0.94% Balanced Portfolio 0.94% Intermediate Fixed Income Portfolio 0.45% Overall operating expenses for each Fund will not fall below the applicable percentage limitation until the Investment Advisor has been fully reimbursed for fees foregone and expenses paid by the Investment Advisor under this agreement. These percentages are based on the average daily net assets of the Funds, and exclude Rule 12b-1 fees, interest, taxes, brokerage commissions, extraordinary expenses and sales charges. This agreement has a one-year term, renewable at the end of each fiscal year. The agreement may be terminated by either party upon 60 days' written notice.

Expenses reimbursed by the Advisor may be recouped from the Funds and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations. The recoupment period, except for Growth Equity Portfolio, will be limited to three years from the year of the reimbursement, and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations. For the Growth Equity Portfolio, the recoupment period of any expense reimbursements in the first year of operations will be limited to five years from the year of reimbursement. At March 31, 2003, the amount available for recoupment that has been paid and/or waived by the Advisor on behalf of the Funds are as follows:

Balanced Portfolio                                                  $22,284
Growth Equity Portfolio                                            $179,428
Intermediate Fixed Income Portfolio                                $273,827

At March 31, 2003, the Advisor may recapture a portion of the following amounts no later than March 31 of the years stated as follows:

                                    Intermediate
                    Balanced        Growth Equity   Fixed Income
                    Portfolio       Portfolio       Portfolio
                    ---------       -------------   ------------
2004                     -                -          $ 81,686
2005                     -           $ 65,612        $ 88,043
2006                 $22,284         $ 113,816       $104,098

B) Distribution Plan. The Trust, on behalf of the Funds, has approved a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Investment Advisor (as the distribution coordinator) at an annual rate of up to 0.25% of each Fund's average daily net assets. The fee is paid to the Investment Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. The Institutional Shares of the Small/Mid Cap Equity Portfolio, the Core Equity Portfolio, and the Balanced Portfolio do not pay any distribution fees. Effective April 1, 1997, the Investment Advisor has voluntarily undertaken to limit the distribution fee for the Intermediate Fixed Income Portfolio to 0.10% of the Portfolio's average annual net assets.

Quasar Distributors, LLC (the "Distributor"), acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC (the "Administrator"). For the year ended March 31, 2003, the Small/Mid Cap Equity, Core Equity, Balanced and Growth Portfolios paid brokerage commissions of $10,438, $14,324, $1,840 and $76, respectively, to an affiliate of the Distributor.

C) Administrative Services Agreement. The Trust, on behalf of the Funds, has entered into an administrative services agreement with the Administrator, an unrelated third party. Under the terms of the agreement, each Fund will pay a monthly fee based on the greater of an annual minimum ($40,000 for Original Shares and $3,333 for the Institutional Shares) or the annual rate of: 0.10% of first $100 million of average daily net assets 0.05% of next $100 million of average daily net assets 0.03% of average net assets over $200 million.

The Growth Equity Portfolio will pay an annual minimum fee of $12,000, and there is no minimum fee for the Intermediate Fixed Income Portfolio.

NOTE 4. INVESTMENT TRANSACTIONS
The aggregate security purchases and sales, other than short-term obligations and U.S. Government securities, for the year ended March 31, 2003, were as follows:

Fund                            Purchases         Sales
----                          ------------    ------------
Small/Mid Cap Equity          $300,685,080    $350,655,207
Core Equity                    444,426,762     568,308,305
Growth Equity                    6,190,869       6,568,922
Balanced                        79,627,247      98,229,557
Intermediate Fixed Income       13,685,999       5,352,398

The Balanced Portfolio and Intermediate Fixed Income Portfolio purchased $10,049,516 and $12,207,777 and sold $16,824,391 and $11,661,617, respectively, of U.S. Government securities. There were no purchases or sales of U.S. Government securities by the Small/Mid Cap Equity Portfolio, Core Equity Portfolio and Growth Equity Portfolio.

As of March 31, 2003, the tax basis of the Fund's investments were as follows:

                                        Small/Mid Cap      Core           Growth                       Intermediate
                                        Equity             Equity         Equity          Balanced     Fixed Income
                                        ----------------------------------------------------------------------------
Cost of investments for tax purposes    $204,932,721    $445,618,991    $4,942,597      $113,070,359    $39,254,825
                                        ----------------------------------------------------------------------------
Gross tax unrealized appreciation          9,430,387      24,710,133       260,893         5,773,935      1,819,172
Gross tax unrealized depreciation        (21,444,737)    (47,486,970)     (631,111)       (7,447,349)       (47,311)
Net tax unrealized appreciation
(depreciation) on investments            (12,014,350)    (22,776,837)     (370,218)       (1,673,414)     1,771,861
                                        ----------------------------------------------------------------------------
Undistributed ordinary income                     -          623,031           -             506,190        161,764
                                        ----------------------------------------------------------------------------
Undistributed long-term gains
(loss carryforward)                      (22,506,611)    (91,077,722)    (5,206,689)      (9,296,597)       522,373
                                        ----------------------------------------------------------------------------

The tax composition of distributions paid during the years ended 3/31/03 and 3/31/02 were as follows:

                               Small/Mid Cap      Core      Growth                    Intermediate
                                Equity           Equity     Equity       Balanced     Fixed Income
                               -------------------------------------------------------------------
Ordinary income 2003                   -             -          -       $2,173,621*    $1,569,397
                               -------------------------------------------------------------------
Ordinary income 2002                   -        3,095,757       -        2,307,965      1,423,419
                               -------------------------------------------------------------------
Long-term capital gain 2003            -              -         -              -          228,704
                               -------------------------------------------------------------------
Long-term capital gain 2002     13,944,285      4,412,417       -          646,454         41,447
                               -------------------------------------------------------------------

*Of this amount, 41.02% qualify for the dividends received deduction available to corporate shareholders (unaudited).

NOTE 5. RELATED PARTY TRANSACTIONS
Certain officers and Trustees of the Funds are also officers and/or directors of the Investment Advisor. Outside Trustees are compensated by the Trust at the total rate of $12,000 per year plus $2,000 for each meeting of the Board of Trustees attended and any travel expenses incurred in such meetings, which is allocated among the Funds.

On December 10, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted to reflect a value which would have been earned if the account had been invested in a designated investment. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account.

NOTE 6. TRUSTEE AND OFFICER INFORMATION (UNAUDITED)
The following list is provided in this order: name, address, (age), position(s) held with trusts, date elected , principal occupation(s) during the past five years, number of portfolios in fund complex overseen by trustee and other directorships held by trustee. The Statement of Additional Information contains additional information about Fund directors and officers and is available without charge, upon request, by calling 1-800-248-6314.

J. Glenn Haber*
601 Union St., Ste. 2801, Seattle, WA 98101
(51), Trustee, President, Secretary and Treasurer,
January 1994, Principal, President and
Chief Operating Officer of the Advisor, 5

Patricia L. Frost*
601 Union St., Ste. 2801, Seattle, WA 98101
(58), Trustee and Vice President, January 1994,
Principal and Chairman of the Board of the Advisor, 5

James E. Diamond Jr.
3217 NW Yeon Ave., Portland, OR 97210
(56), Trustee, March 1994, Chief Operating Officer of Homestead Capital (non-profit organization investing in housing projects) from 2000 to present. President and Chief Financial Officer of Paul O. Giesey Adcrafters, Inc. (printing and typography) from 1991 to 1999, 5

John W. Ferris
2330 Two Union Square, Seattle, WA 98101
(62), Trustee, March 1995, Consultant to international companies from 1998 to present. Prior to 1998, Partner of Peterson Sullivan & Co.
(Certified Public Accountants), 5

Gary L. Sundem
University of Washington Business School
Seattle, WA 98195
(58), Trustee, March 1994, Professor of Accounting at University of
Washington, 5

James R. Margard*
601 Union St., Ste. 2801, Seattle, WA 98101
(50), Vice President, January 1994,
Principal of the Advisor, 5

Michael E. Raney*
601 Union St., Ste. 2801, Seattle, WA 98101
(54), Vice President, January 1994,
Principal of the Advisor, 5

David A. Veterane*
601 Union St., Ste. 2801, Seattle, WA 98101
(61), Vice President, January 1994,
Principal of the Advisor, 5

 * Denotes "interested person," as that is defined by the 1940 Act.

** Trustees and officers of the Fund serve until their resignation, removal or retirement.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders Rainier
Investment Management Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rainier Investment Management Mutual Funds (comprised of the Small/Mid Cap Equity, Core Equity, Growth Equity, Balanced and Intermediate Fixed Income Portfolios) as of March 31, 2003, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Rainier Investment Management Mutual Funds as of March 31, 2003, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KMPG
Seattle, Washington
May 2, 2003


                      DIRECTORY OF FUNDS' SERVICE PROVIDERS

INVESTMENT ADVISOR
Rainier Investment Management, Inc.(r)
601 Union Street, Suite 2801 Seattle,
WA98101

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

                              INDEPENDENT AUDITORS
                                    KPMG LLP
801 Second Avenue Suite 900
Seattle, WA 98104

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

                               INDEX DESCRIPTIONS

The Standard & Poor's 500 Index(r) is an unmanaged index composed of 500 industrial, utility, transportation and financial companies of the U.S. markets. The Index represents about 75% of New York Stock Exchange (NYSE) market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

The Russell 1000(r) Index, the Russell Midcap(r) Index, the Russell 2500(tm) Index and the Russell 2000(r) Index are unmanaged indices composed of the equities of companies ranging in value from approximately $1.3 to $309.5 billion, $1.3 to $10.8 billion, $128.1 million to $3.5 billion, and $128.1 million to $1.3 billion, respectively, as of June 30, 2002.

The Russell 1000(r) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Lehman U.S. Government/Credit Intermediate Bond Index ("Lehman Intermediate Bond Index") is an unmanaged index composed of all bonds covered by the Lehman U.S. Government/Credit Index with maturities between one and 9.99 years.

The Consumer Price Index ("CPI") is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The Salomon Brothers 3-Month Treasury Bill Index ("91-Day U.S. Treasury Bill Index") is an unmanaged index of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months.

The "Balanced Index" consists of 50% Standard & Poor's 500 Index(r), 40% Lehman U.S. Government/Credit Intermediate Bond Index and 10% 91-Day U.S. Treasury Bill Index.


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